UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a–12

NOVA LIFESTYLE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOVA LIFESTYLE, INC.

6565 E. Washington Blvd.

Commerce, CA 90040

April 19, 2024

Dear Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders of Nova LifeStyle, Inc., a Nevada corporation, to be held at the corporate headquarters of Nova LifeStyle, Inc., located at 6565 E. Washington Blvd, Commerce, California 90040 on May 31, 2024, at 11:00 a.m. local time.

Information regarding each of the matters to be voted on at the Annual Meeting is contained in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. We urge you to read the proxy statement carefully.

The proxy statement and proxy card are being mailed to all stockholders of record on or about April 24, 2024.

Because it is important that your shares be voted at the Annual Meeting, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope, whether or not you plan to attend in person. Even after returning your proxy, if you are a stockholder of record and do attend the meeting and wish to vote your shares in person, you still may do so.

Sincerely,

/s/ Thanh H. Lam
Thanh H. Lam
President, Chief Executive Officer and Chairperson of the Board of Directors

NOVA LIFESTYLE, INC.

6565 E. Washington Blvd.

Commerce, CA 90040

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 31, 2024

TO THE STOCKHOLDERS OF NOVA LIFESTYLE, INC.:

NOTICE HEREBY IS GIVEN that the 2024 Annual Meeting of Stockholders of Nova LifeStyle, Inc., a Nevada corporation, will be held at the corporate headquarters of Nova LifeStyle, Inc., located at 6565 E. Washington Blvd, Commerce, California 90040 on May 31, 2024, at 11:00 a.m. local time, to consider and act upon the following:

1.	To elect five directors, each to serve until the 2025 Annual Meeting of Stockholders or until such person’s successor is qualified and elected;

2.	To ratify the appointment of WWC, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3. 4

To adopt and approve Nova LifeStyle Inc. 2024 Omnibus Equity Plan; and

To approve the compensation of the named executive officers as disclosed in this Proxy Statement in a non-binding, advisory vote; and

5.	To transact such other business as properly may come before the annual meeting or any adjournments thereof.

Stockholders of record at the close of business on April 12, 2024 are entitled to receive notice of and to vote at the 2024 Annual Meeting and any adjournments thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 6565 E. Washington Blvd, Commerce, California 90040 for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

By Order of the Board of Directors

/s/ Thanh H. Lam
Thanh H. Lam
President, Chief Executive Officer and Chairperson of the Board of Directors

Commerce, California

April 19, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 31, 2024:

WHETHER OR NOT YOU PLAN TO ATTEND OUR 2024 ANNUAL MEETING OF STOCKHOLDERS, YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS IN THE PROXY MATERIALS TO VOTE YOUR PROXY VIA THE INTERNET OR BY TELEPHONE OR REQUEST AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE PROXY CARD BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND OUR 2024 ANNUAL MEETING OF STOCKHOLDERS, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

NOVA LIFESTYLE, INC.

6565 E. Washington Blvd.

Commerce, CA 90040

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 31, 2024

We are furnishing this Proxy Statement to the stockholders of Nova LifeStyle, Inc., a Nevada corporation in connection with the solicitation, by the Board of Directors of Nova LifeStyle, Inc. (the “Board”), of proxies to be voted at our 2024 Annual Meeting of Stockholders to be held at the corporate headquarters of Nova LifeStyle, Inc. located at 6565 E. Washington Blvd, Commerce, California 90040 on May 31, 2024, at 11:00 a.m. local time, and at any adjournments or postponements of the meeting.

When used in this Proxy Statement, the terms “Nova LifeStyle,” “Nova,” the “Company,” “we,” “our” and similar terms refer to Nova LifeStyle, Inc., a Nevada corporation, and its wholly-owned subsidiaries.

You will be eligible to vote your shares electronically via the Internet, by telephone or by mail by following the instructions in these Proxy Materials.

This Proxy Statement, our Annual Report on Form 10-K for fiscal year ended December 31, 2023 (the “Annual Report”), and other proxy materials, including the Proxy Card and the Notice of Annual Meeting, are available free of charge online at www.proxyvote.com. Directions to our 2024 Annual Meeting of Stockholders are available by calling (323) 888-9999 or by written request to Thanh H. Lam, our Chief Executive Officer, at 6565 E. Washington Blvd., Commerce, CA 90040.

ABOUT THE 2024 ANNUAL MEETING

General: Date, Time and Place

We are providing this Proxy Statement to you in connection with the solicitation, on behalf of our Board, of proxies to be voted at our 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) or any postponement or adjournment of that meeting. The 2024 Annual Meeting will be held on May 31, 2024, at 11:00 a.m. local time at the Company’s corporate headquarters located at 6565 E. Washington Blvd, Commerce, California 90040.

Matters to be Considered and Voted Upon

At the 2024 Annual Meeting, stockholders will be asked to consider and vote:

(i)	to elect director nominees;
(ii)	to ratify our independent registered public accounting firm;
(iii)	adopt and approve Nova LifeStyle Inc. 2024 Omnibus Equity Plan; and
(iv)	to approve the compensation of the named executive officers as disclosed in this Proxy Statement in a non-binding, advisory vote.

The Board is not aware of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

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Record Date; Stock Outstanding and Entitled to Vote

Our Board established April 12, 2024 as the record date. Only holders of shares of the Company’s common stock, par value $0.001 per share, as of the record date, are entitled to notice of, and to vote at, the 2024 Annual Meeting. Each share of common stock entitles the holder thereof to one vote per share on each matter presented to our stockholders for approval at the 2024 Annual Meeting. At the close of business on the record date, we had 2,322,115 shares of our common stock outstanding.

Quorum; Required Vote

A quorum of stockholders is required for the transaction of business at the 2024 Annual Meeting. The presence of at least one-third of all of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Votes cast by proxy or in person at the 2024 Annual Meeting will be tabulated by an election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the 2024 Annual Meeting.

Assuming that a quorum is present, our stockholders may take action at the annual meeting with the votes described below.

Election of Directors. Under Nevada law and the Amended and Restated Bylaws of the Company (“Bylaws”), the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to elect each director. A nominee who receives a plurality means he or she has received more “For” votes than any other nominee for the same director’s seat. Stockholders do not have any rights to cumulate their votes in the election of directors. Abstentions and broker non-votes will not be counted toward a nominee’s total.

Auditor Ratification. The affirmative vote of the holders of a majority of the votes cast by the holders of shares entitled to vote on the proposal at the Annual Meeting, provided a quorum is present, is required to ratify the selection of WWC, P.C. as our independent registered public accounting firm. Abstentions and broker non-votes will not be counted as votes in favor of or against the proposal.

Approval of the Nova LifeStyle, Inc. 2024 Omnibus Equity Plan. The affirmative vote of the holders of a majority of the shares actually voted on the proposal at the Annual Meeting, provided a quorum is present, is required to approve the Nova LifeStyle, Inc. 2024 Omnibus Equity Plan. Abstentions and broker non-votes will not be counted as votes in favor of or against the proposal.

Non-binding advisory vote regarding the compensation of our named executive officers. The affirmative vote of the holders of a majority of the votes cast on the proposal at the annual meeting is required to approve the compensation of our named executive officers. Abstentions and broker non-votes will not be counted as votes approving the compensation of our named executive officers.

Abstentions and Broker Non-Votes

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine,” the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may not use discretionary authority to vote your shares on any of the matters to be considered at the 2024 Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

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Voting Procedure; Voting of Proxies; Revocation of Proxies

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Issuer Direct Corporation, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the 2024 Annual Meeting or vote by proxy using the accompanying proxy card. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the 2024 Annual Meeting and vote in person even if you have already voted by proxy.

By Internet – stockholders may vote on the internet by logging on to www.proxyvote.com and following the instructions given.

By Telephone – stockholders may vote by calling 1-800-690-6903 (toll-free) with a touch tone telephone and following the recorded instructions.

By Mail – stockholders must request a paper copy of the proxy materials to receive a proxy card and follow the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging onto www.proxyvote.com and following the instructions given. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. In the alternative, the proxy card can be mailed directly to the Company: Thanh H. Lam, our Chief Executive Officer, located at 6565 E. Washington Blvd., Commerce, CA 90040. Our Board has selected Thanh H. Lam to serve as proxy.

If you vote by telephone or via the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 P.M. Eastern Time on May 30, 2024.

In Person - stockholders may vote in person at the 2024 Annual Meeting. To vote in person, come to the 2024 Annual Meeting and we will give you a ballot when you arrive. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the 2024 Annual Meeting.

Shares of our common stock represented by proxies properly voted that are received by us and are not revoked will be voted at the 2024 Annual Meeting in accordance with the instructions contained therein.

If instructions are not given, such proxies will be voted:

FOR election of each nominee for director named herein,

FOR ratification of the selection of WWC, P.C. as our independent registered public accounting firm,

FOR the approval of the Nova LifeStyle, Inc. 2024 Omnibus Equity Plan; and

FOR approval of the compensation of our named executive officers described in this Proxy Statement.

In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the 2024 Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”).

Street Name Stockholders

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the 2024 Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the 2024 Annual Meeting.

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you can most conveniently vote by telephone, Internet or mail. Please review the voting instructions on your voting instruction form.

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If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on routine matters. However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes”, properly brought before the meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal, but will be counted in determining whether there is a quorum present.

Your proxy is revocable at any time before it is voted at the 2024 Annual Meeting in any of the following three ways:

1. You may submit another properly completed proxy bearing a later date.

2. You may send a written notice that you are revoking your proxy to Thanh H. Lam, our Chairperson of the Board, located at 6565 E. Washington Blvd., Commerce, CA 90040.

3. You may attend the 2024 Annual Meeting and vote in person. However, simply attending the 2024 Annual Meeting will not, by itself, revoke your proxy.

Dissenters’ Right of Appraisal

Under Nevada General Corporation Law and the Company’s Articles of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the 2024 Annual Meeting.

Costs of Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Householding

SEC rules permit us to deliver a single copy of our annual report and proxy statement, to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one copy of the annual report and proxy statement, to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. If you received a householded mailing this year and you would like to have additional copies of our annual report and proxy statement mailed to you or you would like to opt out of this practice for future mailings, contact Thanh H. Lam, our Chief Executive Officer, located at 6565 E. Washington Blvd., Commerce, CA 90040. We agree to deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and annual report to any stockholder at the shared address to which a single copy of those documents were delivered.

Stockholder List

For at least ten days prior to the meeting, a list of stockholders entitled to vote at the 2024 Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the 2024 Annual Meeting, during ordinary business hours at our principal executive office. The list will also be available for examination at the 2024 Annual Meeting.

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Other Business

The Board is not aware of any other matters to be presented at the 2024 Annual Meeting other than those mentioned in this Proxy Statement and our accompanying Notice of Annual Meeting of Stockholders. If, however, any other matters properly come before the 2024 Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Information About the Company

The principal executive offices of our Company are located at of Nova LifeStyle, Inc., located at 6565 E. Washington Blvd, Commerce, California 90040.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Nova LifeStyle, Inc, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549.

Proposals of Stockholders for 2025 Annual Meeting

Stockholder proposals will be considered for inclusion in the Proxy Statement for the 2025 Annual Meeting in accordance with Rule 14a-8 under Securities Exchange Act of 1934, as amended (the “Exchange Act”), if they are received by the Company on or before December 21, 2024.

Stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on our books, of the stockholder proposing such business; (iii) the class and number of shares of Nova LifeStyle, which are beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his or her capacity as a proponent to a stockholder proposal.

A stockholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Nova LifeStyle, which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder, and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected).

In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2025 Annual Meeting must provide notice to the Company that complies with the informational requirements of Rule 14a-19 under the Exchange Act.

Proposals and notices of intention to present proposals at the 2025 Annual Meeting should be addressed to Thanh H. Lam, our Chief Executive Officer, located at 6565 E. Washington Blvd., Commerce, CA 90040.

The Board has not received any stockholder proposals in connection with the 2024 Annual Meeting.

Voting Results of 2024 Annual Meeting

Voting results will be published in a Current Report on Form 8-K issued by us within four (4) business days following the 2024 Annual Meeting.

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PROPOSAL NO. 1— ELECTION OF DIRECTORS

Nominees

Our Bylaws provide that the Board shall consist of not less than one (1) nor more than ten (10) directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors, although vacancies occurring as a result of removal of directors by the Company’s stockholders may only be filled by the stockholders. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board) will serve for the remainder of the one year term in which the vacancy occurred and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

Our Board currently consists of five (5) members. All of our current directors will stand for re-election at the 2024 Annual Meeting.

If elected as a director at the 2024 Annual Meeting, each of the nominees will serve a one-year term expiring at the 2025 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified. Biographical information regarding each of the nominees, as of April 18, 2024, is set forth below, including their ages, positions with the Company, recent employment and other directorships. No family relationships exist among any of our director nominees or executive officers.

Each of the nominees has consented to serve as a director if elected. If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Directors

The persons who have been nominated for election at the annual meeting to serve on our Board of Directors are named in the table below. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Name	Age	Position	Served From
Thanh H. Lam	56	Chief Executive Officer, President, Chairperson and Director	June 2011
Min Su	40	Corporate Secretary, Director	November 2016 (2)
Ming-Cherng Sky Tsai (1)	48	Director (Independent)	July 2020
Huy (Charlie) La (1)	49	Director (Independent)	January 2017
Umesh Patel (1)	66	Director (Independent)	October 2016

(1) Member or nominee, as applicable, of Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee

(2) As a member of our Board since August 22, 2017

Biographical Information

Thanh H. Lam was appointed our President and a member of our Board on June 30, 2011, and was elected as Chairperson of the Board on June 4, 2013. Ms. Lam was appointed as our Interim Chief Executive Officer on October 7, 2016, and as our Chief Executive Officer on April 10, 2017. Ms. Lam was a co-founder of the Diamond Sofa brand and previously was the Chief Executive Officer of Diamond Bar in Commerce, California, our wholly-owned subsidiary acquired by the Company in August 2011. Ms. Lam has pioneered the Diamond Sofa brand since 1992 and, prior to our acquisition of the Diamond Sofa brand, was in charge of its product development and merchandising for the U.S. market and managed its national sales force and oversaw distribution. In 2005, Ms. Lam was featured in a Furniture Today “Fresh Faces” profile, one of the highest honors bestowed to exceptional and talented young entrepreneurs in the furniture industry. Ms. Lam received her Bachelor of Science degree in Business Administration and Finance from the California State University of Los Angeles. Ms. Lam brings to the Board many years of experience in developing a furniture brand and marketing to the U.S. furniture industry. The Board believes that Ms. Lam’s in-depth knowledge of the U.S. furniture market and knowledge of our business through her work with the Diamond Sofa brand will assist us in our future growth and expansion plans.

Min Su was appointed as a member of our Board on August 22, 2017, and has served as the Company’s Corporate Secretary since November 2016. From 2012 to November 2016, Ms. Su served as the accounts payable coordinator of Diamond Bar Outdoors Inc., the wholly-owned subsidiary of the Company. Ms. Su received her Bachelor’s Degree in E-Commerce Business from California State Polytechnic University, Pomona in 2005. Ms. Su has been selected as a nominee for director due to her extensive experience and knowledge, and participation in the Company’s operations since 2012.

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Ming-Cherng Sky Tsai was appointed a member of our Board on July 27, 2020. Mr. Tsai has served as vice president of Skyrocket Investments LLC since 2010. Mr. Tsai received his Bachelor’s Degree in Supply Chain Management from the Eli Broad College of Business at Michigan State University in 2004. The Board believes that Mr. Tsai’s extensive experience in investment and supply chain management qualifies him to serve as a member of the Board.

Umesh Patel was appointed a member of the Board on October 7, 2016. Since December 2009, Mr. Patel has served as a managing partner of DviBri LLC, a California-based consulting company providing services to private companies interested in conducting initial public offerings, along with other associated securities and investment services. Since March 2013, Mr. Patel has also been a consultant and coordinator for Eos-Petro Inc., an international and domestic petroleum exploration and production company based in Southern California. Mr. Patel has also served as a director and the Chief Executive Officer of Fuse Group Holding Inc., a company exploring opportunities in the mining industry, since February 2017 and its Chief Financial Officer since November 2022. Mr. Patel received his Bachelor of Commerce degree specializing in audits and accounts, and an Associate degree in hotel management and catering from Maharaja Sayaji Rao University in Baroda, India in 1978. The Board believes that Mr. Patel is well qualified to serve as a member of the Board due to his extensive regulatory and investment experience.

Charlie Huy La was appointed a member of the Board on January 24, 2017. Since May 2015, Mr. La has served as a managing member of Grand Pinnacle Investment LLC, an investment company specializing in real estate investment and management. Since November 2008, Mr. La has served as the human resource information system lead at Reliance Steel and Aluminum Co., a Fortune 500 company and the largest metals service center in North America. Mr. La holds a bachelor degree in management information systems from La Salle University, which he received in July 1999. The Board believes that Mr. La’s expertise and knowledge of investment, management, human resource systems and payroll operation will benefit the Company’s operations and make him a valuable member of the Board and its committees.

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no membership qualifications for directors. There are no arrangements or understandings pursuant to which our directors are selected or nominated.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

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PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee, in accordance with its charter and authority delegated to it by the Board, has appointed WWC, P.C. to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and the Board has directed that such appointment be submitted to our stockholders for ratification at the 2024 Annual Meeting. WWC, P.C. is considered by our Audit Committee to be well qualified, and has served as our independent registered public accounting firm since October 6, 2022. We are asking our stockholders to ratify the appointment of WWC, P.C. as our independent registered public accountants. If the stockholders do not ratify the appointment of WWC, P.C., the Audit Committee may determine to reconsider the appointment. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. At the time of mailing this Proxy Statement, the Company does not anticipate that any representative of WWC, P.C. will be present, either by phone or in person, at the 2024 Annual Meeting. Should a representative of WWC, P.C. be available and desire to make a statement either in person or by telephone at our 2024 Annual Meeting, they will have the opportunity to do so and will respond to appropriate questions.

THE BOARD, UPON THE RECOMMENDATION OF THE AUDIT COMMITTEE, RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL AND RATIFICATION OF WWC, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2024.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Non-Audit Fees

The following table represents the aggregate fees from our former principal accountant, Centurion ZD CPA & Co. (“Centurion ZD”) for the year ended December 31, 2022, and our current principal accountant WWC, P.C. for the years ended December 31, 2023 and 2022:

	WWC, P.C.		Centurion ZD
	2023	2022	2023	2022
Audit fees	$185,000	$60,000	-	$232,129
Audit-related fees	24,299	-	-	-
Tax fees	-	-	-	-
All other fees	4,000	-	53,000	-

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the principal accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, which include audits in connection with acquisitions. “Tax fees” are fees billed by the principal accountant for professional services rendered for tax compliance, tax advice and tax planning. “All other fees” are fees billed by the principal accountant for products and services not included in the foregoing categories.

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Change in Independent Auditor

As disclosed in the Current Report on Form 8-K filed by the Company on October 11, 2022, the Audit Committee dismissed Centurion ZD CPA Limited (“Centurion ZD”) as the Company’s independent auditors for the 2022 fiscal year on October 7, 2022. The Audit Committee appointed WWC, P.C., an independent registered public accounting firm, as the Company’s independent auditors for the 2022 fiscal year on October 6, 2022.

Centurion ZD’s report on the financial statements of the Company for the fiscal years ended December 31, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended December 31, 2021 and 2020 and through October 6, 2022, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between Centurion ZD and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Centurion ZD’s satisfaction, would have caused Centurion ZD to make reference to the subject matter in their report on the Company’s consolidated financial statements for such periods. Furthermore, no “reportable events” occurred within the periods covered by Centurion ZD’s reports on the Company’s consolidated financial statements, or subsequently up to the date of Centurion ZD’s dismissal. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v) of Item 304 of Regulation S-K.

The Company furnished a copy of the above disclosures to Centurion ZD and requested that Centurion ZD provide a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of such letter is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 11, 2022.

During the Company’s two fiscal years ended December 31, 2021 and 2020 and through October 6, 2022, neither the Company nor anyone on behalf of the Company consulted WWC, P.C. regarding any accounting or auditing issues involving the Company, including (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K of the Securities Exchange Act of 1934, as amended, and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

Our Audit Committee pre-approves all audit and non-audit services provided by our independent accountant. These services may include audit services, audit-related services, tax services and other services. In the past, our Audit Committee generally pre-approves services for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may pre-approve particular services on a case-by-case basis. For each proposed service, the independent accountant is required to provide detailed back-up documentation at the time of approval. This pre-approval policy for services provided by the independent accountant is set forth in the governing charter for the Audit Committee. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

All services rendered to the Company by Centurion ZD CPA & Co. prior to October 7, 2022, and by WWC, P.C. as of and after October 6, 2022 are permissible under any applicable laws and regulations. During fiscal year 2023, all services performed by WWC, P.C. were approved in advance by the Audit Committee.

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PROPOSAL 3– NOVA LIFESTYLE INC. 2024 OMNIBUS EQUITY PLAN

Background

Our shareholders are being asked to consider and vote on this proposal to approve the Nova LifeStyle Inc. 2024 Omnibus Equity Plan (the “Equity Plan”).

On June 30, 2014, the Company’s stockholders approved the Nova LifeStyle, Inc. 2014 Omnibus Long-Term Incentive Plan (the “2014 Plan”) at the annual stockholders meeting, which permitted the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), unrestricted stock and performance awards to its employees, directors, consultants and advisors up to 160,000 shares (after reflecting the 1 for 5 reverse stock splits in December 2019 and May 2023, respectively) of Common Stock of the Company. As of December 31, 2023, 53,344 shares under 2014 Plan are available for issuance due to the unexercised stock options expired and shares returned to the 2014 Plan.

On May 28, 2021, the Company’s stockholders approved the Nova LifeStyle, Inc. 2021 Omnibus Equity Plan (the “2021 Plan”) at the annual stockholders meeting, which permitted the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), unrestricted stock and performance awards to its employees, directors, consultants and advisors up to 600,000 shares (after reflecting the 1 for 5 reverse stock split in May 2023) of Common Stock of the Company. As of December 31, 2023, a total of 511,088 shares and/or restricted stock units have been granted pursuant to the 2021 Plan.

On August 31, 2023, the Company’s stockholders approved the Nova LifeStyle, Inc. 2023 Omnibus Equity Plan (the “2023 Plan”) at the special stockholders meeting, which permitted the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), unrestricted stock and performance awards to its employees, directors, consultants and advisors up to 800,000 shares of Common Stock of the Company. As of December 31, 2023, 100,000 shares and/or restricted stock units has been granted pursuant to the 2023 Plan.

The Equity Plan’s purpose is to attract and retain high caliber employees, directors, consultants and independent contractors; motivate participants to achieve long-range goals; provide competitive incentive compensation opportunities; and align the participants’ interests with the interests of the shareholders by offering the participants compensation that is based on our common stock.

The description of the Equity Plan below is a summary and is qualified in its entirety by reference to the provisions of the Equity Plan, which is attached as Annex A to this proxy statement. Capitalized terms used in the summary but otherwise not defined herein shall have the meanings ascribed to such terms in the Equity Plan.

The Board of Directors of the Company approved and adopted the Equity Plan on April 19, 2024, subject to shareholders’ approval.

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Recommendation of Board of Directors

The Board of Directors has approved and unanimously recommends that the stockholders vote “FOR” the proposal to approve the Equity Plan.

Description of the Equity Plan

Administration. The Equity Plan requires that a committee of non-employee directors to administer the Equity Plan. Currently, our Compensation Committee, which we refer to in this proposal as the Committee, administers the Equity Plan. Among other powers and duties, the Committee determines the employees who will be eligible to receive awards and establishes the terms and conditions of all awards. Unless prohibited by applicable law or the applicable rules of a stock exchange, the Committee may delegate its authority and administrative duties under the Equity Plan.

Shares Subject to the Equity Plan. The shares issuable under the Equity Plan are shares of our common stock that are authorized but unissued or reacquired common stock, including shares repurchased by the Company as treasury shares. The total aggregate shares of common stock authorized for issuance during the term of the Equity Plan is limited to 3,000,000 shares. The Committee must equitably adjust awards and the number of shares available under the Equity Plan in the event of a recapitalization, stock split, stock dividend, extraordinary cash dividend, split-up, spin-off, reclassification, combination or other exchange of shares.

Types of Awards and Eligibility. The Equity Plan provides for five types of awards. The Eligible Persons under the Equity Plan include Employees, Outside Directors, Consultants and New Hires of the Company or its subsidiaries, as selected by our Board or the designated committee thereof. As of April 18, 2024, 29 individuals (consisting of 3 executive officers, 3 directors who are not executive officers, and 23 employees who are not executive officers) are eligible to receive awards under the Equity Plan. The closing price of Company’s common stock on the NASDAQ Capital Market was $2.11 per share as of April 18, 2024.

Stock Options. Incentive Stock Options (“ISOs”) are options that are intended to qualify as, and that satisfy the requirements applicable to, an “incentive stock option” described in Code § 422(b). NSO shall mean an Option that is not intended to be, or does not qualify as, an Incentive Stock Option and is commonly referred to as a “Non-Statutory Stock Option”.

Option Grant: The grant of an Option entitles the Participant to purchase the number of Shares designated in the Award Agreement for such Option at an Exercise Price established by the Committee. Options may be either Incentive Stock Options or Non-Statutory Stock Options, as determined in the discretion of the Committee. Each Option shall be evidenced by and conditional on an Award Agreement in the form approved by the Committee, which Award Agreement shall specify whether the Option is an ISO or NSO. No ISO may be granted to any person more than ten (10) years after the Effective Date of the Equity Plan. Award Agreements need not be identical, but shall include the terms specified in and be subject to the provisions of the Equity Plan applicable to such Options. To the extent that the aggregate Fair Market Value of the Shares (determined as of the respective date or dates of grant), subject to ISOs granted to any Participant under the Equity Plan and any other option plan of the Corporation or any Related Corporation that first become exercisable in any calendar year, including any ISOs which become exercisable on an accelerated basis during such year, exceeds the sum of One Hundred Thousand Dollars ($100,000), such excess Options shall be treated as NSOs.

Exercise of Options: The Exercise Price shall be fixed by the Committee, provided that the Exercise Price for any Option shall never be less than one hundred percent (100%) (or, in the case of a 10% Stockholder receiving an ISO, 110%) of the Fair Market Value per share of Stock on the Option grant date. Fair Market Value shall be determined in a manner compliant with Code Section 409A.

Payment of Exercise Price: The exercise price is payable in cash; by tendering shares of our common stock owned by the participant; by withholding shares that would be acquired on exercise; by broker-assisted cashless exercise; or by any other form of legal consideration acceptable by the Committee (so long as it does not result in deferral of compensation within the meaning of Code Section 409A). Options are subject to the conditions, restrictions and contingencies specified by the Committee.

Option Term: The maximum term of any option is ten years from the date of grant and, with respect to ISOs granted to an individual who owns 10% of the voting power of our stock, the maximum term is five years from the date of grant.

Stock Appreciation Rights. A Stock Appreciation Right (“SAR”) entitles the Participant to receive, with respect to each Share subject to the SAR, the appreciation in the Fair Market Value over a base price established by the Committee, payable in cash or Stock, or a combination of both, as determined by the Committee at the time of payment. Each SAR shall be evidenced by an Award Agreement in the form approved by the Committee. Award Agreements evidencing SARs need not be identical, but shall include the terms specified below and be subject to the provisions of the Equity Plan applicable to such SARs.

SARs Grant: Each award of SARs will be evidenced by an award agreement that will specify the base price, the term of the SAR, and such other provisions as the Committee determines, and which are not inconsistent with the terms of the Equity Plan (which need not be the same for each award for each recipient).

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Base Price of SAR: The base price of each SAR granted under the Equity Plan will be at least equal to the fair market value of a share of our common stock on the date of grant.

Settlement of SARs: The Participant may exercise the SAR by delivering a written notice of exercise to the Corporation, in the form and manner designated by the Committee. To the extent the Committee determines that the Participant will receive cash upon exercise of a SAR, the Corporation shall deliver the cash amount which becomes due upon exercise of a SAR as soon as administratively practicable after the Corporation’s receipt of the Participant’s properly completed notice of exercise. To the extent the Committee determines that Shares will be delivered to the Participant upon exercise of a SAR, the Shares shall be subject to such conditions, restrictions and contingencies as the Committee may establish, except that such conditions may not cause the deferral of recognition of income.

SAR Term: The maximum term of any SAR is ten years from the date of grant.

Unrestricted Stock. The Committee may, in its sole discretion, award unrestricted stock to any participant as a stock bonus or otherwise pursuant to which such participant may receive shares of stock free of restrictions or limitations.

Restricted Stock. A Restricted Stock Award is a grant of Shares subject to conditions and restrictions as determined by the Committee. Each Restricted Stock Award shall be evidenced by an Award Agreement in the form approved by the Committee. Award Agreements evidencing Restricted Stock Awards need not be identical, but shall include the terms specified in and be subject to the provisions of the Equity Plan applicable to such Restricted Stock Awards. Each Restricted Stock Award shall be, for the applicable Period of Restriction determined by the Committee, subject to such conditions, restrictions and contingencies as the Committee shall determine. Lapse of restrictions may be conditioned on the continued performance of Services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

Restricted Stock Units. A Restricted Stock Unit Award entitles the Participant to receive Shares upon the vesting of the Award. Each Restricted Stock Unit Award shall be evidenced by an Award Agreement in the form approved by the Committee. Subject to the terms of the Equity Plan, Restricted Stock Units may be granted to Participants in such amounts and upon such terms and at any time and from time to time, as shall be determined by the Committee. Award Agreements evidencing Restricted Stock Unit Awards need not be identical, but shall include the terms specified in and be subject to the provisions of the Equity Plan applicable to Restricted Stock Unit Awards. As soon as practicable following the date each Restricted Stock Unit vests, the Corporation shall deliver to the Participant the Share underlying such Restricted Stock Unit, subject to such conditions, restrictions and contingencies as the Committee may establish.

Performance-Based Compensation. At its discretion, the Committee may make Awards to Participants intended to be the performance-based compensation. In such event, the number of shares becoming exercisable or transferable or amounts payable with respect to grants of Options, Stock Appreciation Rights, and/or awards of Restricted Stock, Unrestricted Stock or Restricted Stock Units may be determined based on the attainment of written performance goals based on the performance measures set forth in Article 7 of the Equity Plan and which have been approved by the Committee for a specified performance period. The performance goals shall state, in terms of an objective formula or standard, the method of computing the amount of compensation payable to the Participant if the goal is attained. The performance goals must be established by the Committee in writing no more than ninety (90) days after the commencement of the performance period or, if less, the number of days that is equal to 25% of the relevant performance period.

Limitations on Awards. The maximum aggregate cash amount payable under the Plan for any Awards intended to constitute performance-based compensation to any Participant in any single calendar year shall not exceed $1,000,000. Subject to adjustment as provided in Paragraph (b) below, the maximum aggregate number of Shares (including Options, SARs, Restricted Stock, and RSUs) that may be granted to any Participant in any calendar year shall be 1,000,000 Shares.

Vesting and Forfeiture. The Committee determines the time and conditions under which the award will vest or the period of time after which the restriction shall lapse as part of making an award. Vesting or the lapse of the period of restriction may, in the Committee’s discretion, be based solely upon continued employment or service for a specified period of time, or may be based upon the achievement of specific performance goals (individual, corporation or other basis), or both. Vesting means the time at which an option, SAR or RSU holder may exercise his or her award at the end of the period of restriction that applies to Restricted Stock. Vesting or lapse provisions need not be uniform among awards granted at the same time or to persons similarly-situated. Vesting and lapse requirements will be set forth in the applicable award agreement. The Committee, in its discretion, may accelerate vesting of any award at any time. Unless otherwise provided by the Committee, when a participant terminates employment or service with us, all unexercised or unvested awards are forfeited, and if the termination is without cause, all outstanding vested options and SARs will continue to be exercisable until the earlier of the expiration term or the date that is three months after such termination date.

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Extension Exercise Period. The Committee, in its discretion, may extend the period of time for which an option or SAR is to remain exercisable following a termination of service, but in no event beyond the expiration of the option or SAR.

Prohibition on Repricing. Except as required or permitted pursuant to a corporate transaction (including, without limitation, any recapitalization or reorganization), in no event will an option or SAR be amended to reduce the exercise or base price or be canceled in exchange for cash, other awards or options or SARs with an exercise price or base price less than the exercise price of the original option or base price of the original SAR without shareholder approval.

Limits on Transfers of Awards/Beneficiary Designation. All awards are exercisable only by the participant during the participant’s lifetime, and are transferable only by will or by the laws of descent and distribution; provided, however, that the Committee may permit a transfer of an award, other than an ISO, to a family member of an individual, subject to such restrictions as the Committee may provide. Participants may designate a beneficiary or beneficiaries to receive their benefits under the Equity Plan if they die before receiving any or all of such benefit.

Recapitalization. Upon a recapitalization, the Committee must adjust the number and kind of shares issuable and maximum limits for each type of award, adjust the number and kind of shares subject to outstanding awards, adjust the exercise or base price of outstanding options or SARs, and make any other equitable adjustments.

Reorganization. Upon a reorganization, the Committee may decide that awards will apply to securities of the resulting corporation (with appropriate adjustment as determined by the Committee), that some or all options and SARs will be immediately exercisable (to the extent permitted under federal or state securities laws), that some or all options and SARs will be immediately exercisable and terminate after at least 30 days’ notice to holders (to the extent permitted under federal or state securities laws), and/or that some or all awards of restricted stock or RSUs will become immediately fully vested.

Amendment and Termination. Our Board of Directors may amend, suspend or terminate the Equity Plan, without consent of shareholders or participants, provided, however, that amendments must be submitted to the shareholders for approval if shareholder approval is required by applicable law, and any amendment or termination that may adversely affect the rights of participants with outstanding awards requires the consent of such participants. The Committee may amend any award agreement, provided the amendment is not to re-price or constructively re-price any award.

Term. The Equity Plan is effective immediately upon the adoption by our Board of Directors, subject to shareholder approval, and will terminate on the earliest to occur of (i) the 10th anniversary of the Equity Plan’s effective date, or (ii) the date on which all shares available for issuance under the Equity Plan shall have been issued as fully-vested shares. Options may be granted at any time on or after the date the Board of Directors adopt the Equity Plan, however, until the shareholders approve the Equity Plan, no options or SARs may be exercised, no restricted stock may be issued, and no award may be settled in stock. If shareholder approval is not obtained within 12 months after the adoption by our Board of Directors, all awards will be null and void.

U.S. Federal Income Tax Consequences

The following summary of the U.S. federal income tax consequences of awards under the Equity Plan is based on current U.S. federal income tax laws and regulations and is designed to provide a general understanding of the consequences as of the date of this proxy statement. Laws and regulations may change in the future and affect the income tax consequences of your award under the Equity Plan. In addition, the impact of the laws and regulations may vary based on your individual circumstances. This summary does not constitute tax advice and does not address taxation of your award under the laws of any municipality, state or foreign country. You are urged to consult your own tax advisor as to the specific tax impact of any award to you.

Incentive Stock Options. An employee participant will generally have no tax consequences when he or she receives the grant of an ISO. In most cases, an employee participant also will not have income tax consequences when he or she exercises an ISO. An employee participant may have income tax consequences when exercising an ISO if the aggregate fair market value (determined at the time of grant) of the shares of the common stock subject to the ISO that first become exercisable in any one calendar year exceeds $100,000. If this occurs, the excess shares (the number of shares the fair market value of which exceeds $100,000 in the year first exercisable) will be treated as though they are NQSOs instead of ISOs. Additionally, subject to certain exceptions for death or disability, if an employee participant exercises an ISO more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a NQSO. Any shares recharacterized as NQSOs will have the tax consequences described below with respect to the exercise of NQSOs.

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An employee participant recognizes income when selling or exchanging the shares acquired from the exercise of an ISO in the amount of the difference between the fair market value at the time of the sale or exchange and the exercise price the participant paid for those shares. This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods. Generally, the required holding periods expire two years after the date of grant of the ISO and one year after the date the common stock is acquired by the exercise of the ISO. Further, the amount by which the fair market value of a share of the common stock at the time of exercise of the ISO exceeds the exercise price will likely be included in determining a participant’s alternative minimum taxable income and may cause the participant to incur an alternative minimum tax liability in the year of exercise.

If an employee participant disposes of the common stock acquired by exercising an ISO before the holding periods expire, the participant will recognize ordinary income. The amount of income will equal the difference between the option exercise price and the lesser of (i) the fair market value of the shares on the date of exercise and (ii) the price at which the shares are sold. This amount will be taxed at ordinary income rates and be subject to employment taxes. If the sale price of the shares is greater than the fair market value on the date of exercise, the participant will recognize the difference as gain and will be taxed at the applicable capital gains rate. If the sale price of the shares is less than the exercise price, the participant will recognize a capital loss equal to the excess of the exercise price over the sale price.

Using shares acquired by exercising an ISO to pay the exercise price of another option (whether or not it is an ISO) will be considered a disposition of the shares for federal tax purposes. If this disposition occurs before the expiration of the required holding periods, the employee option-holder will have the same tax consequences as are described above in the preceding paragraph. If the option holder transfers any of these shares after holding them for the required holding periods or transfers shares acquired by exercising an NQSO or on the open market, he or she generally will not recognize any income upon exercise. Whether or not the transferred shares were acquired by exercising an ISO and regardless of how long the option holder has held those shares, the basis of the new shares received from the exercise will be calculated in two steps. In the first step, a number of new shares equal to the number of older shares tendered (in payment of the option’s exercise) is considered exchanged under Code Section 1036 and the related rulings; these new shares receive the same holding period and the same basis the option holder had in the old tendered shares, if any, plus the amount included in income from the deemed sale of the old shares and the amount of cash or other non-stock consideration paid for the new shares, if any. In the second step, the number of new shares received by the option holder in excess of the old tendered shares receives a basis of zero, and the option holder’s holding period with respect to such shares commences upon exercise.

There will be no tax consequences to the Company when it grants an ISO or, generally, when an employee participant exercises an ISO. However, to the extent that an option holder recognizes ordinary income when he or she exercises, as described above, the Company generally will have a tax deduction in the same amount and at the same time.

Nonqualified Stock Options. A participant generally has no income tax consequences from the grant of NQSOs. Generally, in the tax year when the participant exercises the NQSO, he or she recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price for the shares, and that amount will be subject to withholding and employment taxes.

If a participant exercises a NQSO by paying the exercise price with previously acquired common stock, he or she will have federal income tax consequences (relative to the new shares received) in two steps. In the first step, a number of new shares equivalent to the number of older shares tendered (in payment of the NQSO exercised) is considered to have been exchanged in accordance with Code Section 1036 and related rulings, and no gain or loss is recognized. In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the participant recognizes income on those new shares equal to their fair market value less any non-stock consideration tendered. The new shares equal to the number of the old shares tendered will have the same basis the participant had in the old shares and the holding period with respect to the tendered older shares will apply to the new shares. The excess new shares received will have a basis equal to the amount of income recognized on exercise, increased by any non-stock consideration tendered. The holding period begins on the exercise of the option.

The gain, if any, realized at the later disposition of the common stock will either be short- or long-term capital gain, depending on the holding period.

There will be no tax consequences to the Company when granting a NQSO. The Company generally will have a tax deduction in the same amount and at the same time as the ordinary income recognized by the participant.

Stock Appreciation Rights. Neither the participant nor the Company has income tax consequences from the issuance of a SAR. The participant recognizes taxable income at the time the SAR is exercised in an amount equal to the amount by which the cash and/or the fair market value of the shares of the common stock received upon that exercise exceeds the base price. The income recognized on exercise of a SAR will be taxable at ordinary income tax rates and be subject to employment taxes. The Company generally will be entitled to a tax deduction with respect to the exercise of a SAR in the same amount and at the same time as the ordinary income recognized by the participant.

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Restricted Stock. A holder of restricted stock will not recognize income at the time of the award, unless he or she specifically makes an election to do so under Code Section 83(b) within thirty days of such award. Unless the holder has made such an election, he or she will realize ordinary income and be subject to employment taxes in an amount equal to the fair market value of the shares on the date the restrictions on the shares lapse, reduced by the amount, if any, he or she paid for such stock. The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the holder recognizes ordinary income. Upon the otherwise taxable disposition of the shares awarded after ordinary income has been recognized, the holder will realize a capital gain or loss (which will be long-term or short-term depending upon how long the shares are held after the restrictions lapse).

If the holder made a timely election under Code Section 83(b), he or she will recognize ordinary income for the taxable year in which an award of restricted stock is received on an amount equal to the fair market value of the shares of restricted stock awarded for which the election is being made (even if the shares are subject to forfeiture). That income will be taxable at ordinary income tax rates and be subject to employment taxes. At the time of disposition of the shares, if such an election was made, the holder will recognize gain in an amount equal to the difference between the sales price and the fair market value of the shares at the time of the award. Such gain will be taxable at the applicable capital gains rate. The Company will generally be entitled to a tax deduction in the same amount and at the same time as the ordinary income recognized by the participant.

Restricted Stock Units. A holder of RSUs generally will not recognize income at the time of the award. Upon delivery of the shares due upon settlement of an RSU, a holder will realize ordinary income and be subject to employment taxes in an amount equal to the fair market value of the shares distributed. The Company will generally be entitled to a corresponding tax deduction in the same amount and at the same time as the holder recognizes income. When the holder later disposes of his or her shares, the difference between the amount realized on sale and the amount recognized by the holder upon settlement of the RSU will be a capital gain or loss (which will be long-term or short-term depending upon how long the shares are held).

Unrestricted Stock. Generally, the participant will, in the year that the unrestricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Limitation on Company Deductions. No federal income tax deduction is allowed for the Company for any compensation paid to a “covered employee” in any taxable year of the Company to the extent that his or her compensation exceeds $1,000,000. For this purpose, “covered employees” are generally the chief executive officer and principal financial officer of the Company, the three other most highly compensated officers of the Company other than the principal executive officer and the principal financial officer for the taxable year and any “covered employee” of the Company (or any predecessor) for any taxable year beginning after December 31, 2016, and the term “compensation” generally includes amounts includable in gross income as a result of the exercise of stock options or SARs, payments pursuant to performance shares or units, or the receipt of restricted or unrestricted stock. This deduction limitation, however, does not apply to compensation that is compensation which would not be includable in an employee’s gross income.

Effect of Code Section 280G. Code Section 280G limits the deductibility of certain payments that are contingent upon a change of control if the total amount of such payments equals or exceeds three times the individual’s “base amount” (i.e., generally, annualized five-year W-2 compensation). If payment or settlement of an award is accelerated upon a change of control, a portion of such payment attributable to the value of the acceleration is considered a payment that is contingent upon a change of control. In addition, the affected individual must pay an excise tax (in addition to any income tax) equal to 20% of such amount.

Impact of Code Section 409A. Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a service provider’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the service provider’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the Plan are anticipated to be exempt from the requirements of Code Section 409A, awards not exempt from Code Section 409A are intended to comply with Code Section 409A.

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Other Information

Subject to the terms and provisions of the Equity Plan, the individuals that receive awards and the terms and conditions of such awards are determined at the discretion of the Compensation Committee. The Compensation Committee has not yet made any determination as to which eligible employees will receive awards under the Equity Plan in the future, or the value of awards to be made to any eligible individual, and therefore, it is not possible to determine for any persons or groups the benefits or amounts that will be received in the future under the Equity Plan.

THE BOARD OF DIRECTORS HAS APPROVED AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE NOVA LIFESTYLE INC. 2024 OMNIBUS EQUITY PLAN.

PROPOSAL NO. 4 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we provide our stockholders a non-binding, advisory vote to approve the compensation of our named executive officers. This vote is sometimes referred to as a “say-on-pay vote.” Although this advisory vote is non-binding, the Compensation Committee of our Board will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

As described in more detail below and in our Annual Report on Form 10-K, our executive compensation program is comprised principally of salary, equity and performance-based cash compensation, designed to: (i) attract, motivate and retain key executives who are critical to our success, (ii) align the interests of our executives with stockholder value and our financial performance and (iii) achieve a balanced package that would attract and retain highly qualified senior officers and appropriately reflect each such officer’s individual performance and contributions. In addition, the Company regularly reviews its compensation program and the overall compensation package paid to each of its senior executives to assess risk and to confirm that the structure is still aligned with the Company’s long-term strategic goals.

Before you vote on the resolution below, please read the entire “Executive Compensation” section, including the tables, together with the related narrative disclosure and footnotes, beginning on page [ ] of this Proxy Statement as well as the disclosures in our Annual Report on Form 10-K. Note, as a “smaller reporting company,” we are obligated to provide scaled compensation disclosures pursuant to Item 402 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”).

For the reasons provided, the Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that stockholders approve the compensation paid to our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K (which includes the compensation tables and related narrative discussion).”

Though this proposal calls for a non-binding advisory vote, our Board and Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

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CORPORATE GOVERNANCE

Leadership Structure and Role in Risk Oversight

Thanh H. Lam has served as Chairperson of the Board since June 2013 and as our President and a member of our Board since June 2011. Ms. Lam was appointed as our Interim Chief Executive Officer on October 7, 2016, and as our Chief Executive Officer on April 10, 2017. Our Board continues to believe there are important advantages to Ms. Lam serving simultaneously as Chairperson, President and Chief Executive Officer at this time. Ms. Lam is the director most familiar with our business and industry and is best situated to propose Board agendas and lead Board discussions on important matters. Ms. Lam provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Further, three of our five current Board members have been deemed to be independent by our Board; therefore, we believe our board structure provides sufficient independent oversight of our management.

Our Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company. In addition, the Audit Committee assists the Board in its oversight of our risk assessment and risk management policies. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

The Board has not named a lead independent director.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. However, in recommending proposed nominees to the full Board, the Nominating and Corporate Governance Committee considers diversity in the context of the Board as a whole and considers the diversity of background and experience, including with respect to age, gender, international background, race, and specialized experience of current and prospective directors as important factors in identifying and evaluating potential director nominees.

Board Diversity Matrix

The following table sets forth Board level diversity statistics based on self-identification of members of our Board as of April 18, 2024.

Board Diversity Matrix (As of April 18, 2024)
Total Number of Directors		5
	Female		Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2		3	0	0
Part II: Demographic Background
Asian				5

Director Independence

The rules of the Nasdaq Stock Market, or the Nasdaq Rules, require a majority of a listed company’s board of directors to be composed of independent directors. In addition, the Nasdaq Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Under the Nasdaq Rules, a director will only qualify as an independent director if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq Rules also require that audit committee members satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In considering the independence of compensation committee members, the Nasdaq Rules require that our board of directors must consider additional factors relevant to the duties of a compensation committee member, including the source of any compensation we pay to the director and any affiliations with our company.

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Our Board currently is comprised of five directors. Ms. Lam and Ms. Su, who have served as directors since June 2011, and August 2017, respectively, do not qualify as an “independent” director for the purposes of the NASDAQ listed company standards currently in effect and all applicable rules and regulations of the SEC. Messrs. La, Tsai and Patel, who have served as directors since January 27, 2017, July 27, 2020, and October 7, 2016, respectively, all qualify as “independent” directors for the purposes of the NASDAQ listed company standards currently in effect and all applicable rules and regulations of the SEC. We have elected, and propose to elect, the above independent directors to our Board as a requirement to the listing of our common stock on a national securities exchange, and has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee as separately-designated committees of the Board with written charters governing such committees. The Board has confirmed Mr. Patel as an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K.

Our Board reviews each nominee’s relationship with the Company in order to determine whether a director nominee is independent pursuant to the listing rules of NASDAQ. Our Board has determined that each of Ming-Cherng Sky Tsai, Charlie Huy La and Umesh Patel meets the independence requirements and standards currently established by NASDAQ. All of the members of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent as defined in NASDAQ Rule 5605(a)(2).

As required under applicable NASDAQ listing standards, in the 2023 fiscal year, our independent directors met 16 times in regularly scheduled executive sessions at which only our independent directors were present.

Board Meetings and Committee Meetings; Annual Meeting Attendance

During the year ended December 31, 2023, the Board held 4 meetings and acted through unanimous consent on 15 different occasions. In addition, the Audit Committee held 4 meetings; the Nominating and Corporate Governance Committee held 4 meetings; and the Compensation Committee held 4 meetings. During the year ended December 31, 2023, each of the directors attended, in person or by telephone, 100% of the meetings of the Board and the committees on which he or she served during the portion of the year in which he or she was a director.

We encourage our Board members to attend our Annual Meetings, but we do not have a formal policy requiring attendance. Some of the incumbent directors attended the 2023 Annual Meeting of Stockholders on June 1, 2023.

Audit Committee

Our Audit Committee consists of Ming-Cherng Sky Tsai, Charlie Huy La, and Umesh Patel, each of whom is independent under NASDAQ listing standards. Mr. Patel currently serves as chairman of our Audit Committee. The Audit Committee assists the Board’s oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of our internal audit function and independent auditor, and prepares the report that the Securities and Exchange Commission requires to be included in our annual proxy statement. The Audit Committee operates under a written charter. The Board determined that Mr. Patel possesses accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of the NASDAQ listed company standards currently in effect and all applicable rules and regulations of the SEC and that he is an “audit committee financial expert” as defined by the rules and regulations of the SEC.

In addition, the Audit Committee is responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. The Audit Committee’s policy is to pre-approve all audit and non-audit services by category, including audit-related services, tax services, and other permitted non-audit services. In accordance with the policy, the Audit Committee regularly reviews and receives updates on specific services provided by our independent registered public accounting firm. All services rendered to the Company by Centurion ZD CPA & Co. prior to October 7, 2022, and by WWC, P.C. as of and after October 6, 2022 to the Company are permissible under any applicable laws and regulations. During fiscal year 2023, all services performed by WWC, P.C. were approved in advance by the Audit Committee in accordance with the pre-approval policy. The Audit Committee operates under a written charter, a copy of which is posted on our website at www.novalifestyle.com.

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Compensation Committee

The Compensation Committee consists of Ming-Cherng Sky Tsai, Charlie Huy La and Umesh Patel, each of whom is independent under NASDAQ listing standards. Mr. Tsai currently serves as chairman of our Compensation Committee. The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its duties. During fiscal year 2023, the Compensation Committee did not engage the services of any independent advisors, experts or other third parties. We believe that the functioning of our Compensation Committee complies with any applicable requirements of the NASDAQ Capital Market and SEC rules and regulations. The Compensation Committee operates under a written charter, a copy of which is posted on our website at www.novalifestyle.com.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All members of the Compensation Committee are independent directors. No member of our Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and none of our executive officers has served as a member of the compensation or similar committee or as a member of the board of directors of any other entity having an executive officer that also served on the Compensation Committee or Board of Directors of the Company.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) consists of Ming-Cherng Sky Tsai, Charlie Huy La and Umesh Patel, each of whom is independent under NASDAQ listing standards. Mr. La currently serves as chairman of the Nominating Committee. The purpose of the Nominating and Corporate Governance Committee is to assist the Board in identifying qualified individuals to become members of our Board, in determining the composition of the Board and in monitoring the process to assess board effectiveness. The Nominating Committee uses its, as well as the entire Board’s, network of contacts when compiling a list of potential director candidates and has the authority to engage outside consultants. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address and residence of such nominee, (ii) the principal occupation or employment of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the NASDAQ listing standards, (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder, and (vii) description of all arrangements or understandings between the stockholder and each nominee and any other person(s) pursuant to which the nominations are to be made by the stockholder. Any person nominated by a stockholder for election to the Board will be evaluated based on the same criteria as all other nominees. The Nominating Committee operates under a written charter, a copy of which is posted on our website at www.novalifestyle.com.

Director Nomination Procedures

The Nominating Committee is generally responsible for soliciting recommendations for candidates for the Board, developing and reviewing background information for such candidates, and making recommendations to the Board with respect to candidates for directors proposed by stockholders. The nomination process involves a careful examination of the performance and qualifications of each incumbent director and potential nominees before deciding whether such person should be recommended for nomination by the Nominating Committee and nominated by the Board. The Board believes that the business experience of its directors has been, and continues to be, critical to the Company’s success. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors must possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

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In selecting candidates for appointment or re-election to the Board, the Nominating Committee considers the following criteria:

●	the characteristics described in the Company’s Corporate Governance Guidelines;
●	diversity of background and experience of Board members, including with respect to age, gender, international background, race, and specialized experience;
●	whether the member/potential member is subject to a disqualifying factor as described in the Corporate Governance Guidelines;
●	whether the member/potential member is an employee or director of a significant or potentially significant customer, supplier, contractor, counselor or consultant of the Company;
●	whether the member/potential member would be considered a “financial expert” or “financially literate” as described in applicable listing standards, legislation or Audit Committee guidelines;
●	the extent of the member’s/potential member’s business experience, technical expertise, or specialized skills or experience;
●	whether the particular experience of the member/potential member is relevant to the Company’s current or future business and will add specific value as a Board member; and
●	any factors related to the ability and willingness of an existing member to continue his/her service or a new member to serve.

The Board will generally consider all relevant factors, including, among others, each nominee’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the nominee to devote sufficient time and attention to the affairs of the Company, the nominee’s reputation for personal integrity and ethics, and the nominee’s ability to exercise sound business judgment. Director nominees are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders.

There were no arrangements or understandings between any of our directors and any other person pursuant to which any director was to be selected as a director or selected as a nominee.

Family Relationships

No family relationships exist among any of our current director nominees or executive officers.

Stockholder Communications

Shareholders may communicate with the Board or to one or more individual members of the Board by writing to: Nova LifeStyle, Inc., at 6565 E. Washington Blvd., Commerce, CA 90040., Attention: Corporate Secretary. As appropriate, communications received from shareholders are forwarded directly to the Board, or to any individual member or members, depending on the facts and circumstances outlined in the communication. The Board has authorized the Corporate Secretary, in her discretion, to exclude communications that are patently unrelated to the duties and responsibilities of the Board, such as spam, junk mail and mass mailings. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out by the Corporate Secretary pursuant to the policy will be made available to any non-management director upon request. Individual directors are not permitted to communicate with shareholders or others outside the Company unless they are deemed authorized persons under the Company’s corporate disclosure policy.

Code of Ethics

Our Board has adopted a Code of Business Conduct and Ethics, which applies to all of our directors, officers and employees, that we believe is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of Code violations; and provide accountability for adherence to the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics also includes an insider trading policy. Our Code of Business Conduct and Ethics is filed as an exhibit to our Annual Report and is available in print, without charge, upon written request to Nova LifeStyle, Inc., 6565 E. Washington Blvd., Commerce, CA 90040, Attn: Corporate Secretary.

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Executive Officers of the Registrant

The following table sets forth the names of our executive officers and certain significant employees and their ages, positions and biographical information as of the date of this report. Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. Each executive officer is a full time employee. There are no family relationships between any of our executive officers or other key personnel and any other of our executive officers or key personnel. There are no arrangements or understandings between any of our executive officers and any other persons pursuant to which such executive officer was selected in that capacity.

Name	Position	Age
Thanh H. Lam	Chairperson, Chief Executive Officer, President and Director	56
Jeffery Chuang	Chief Financial Officer	54
Min Su	Corporate Secretary, Director	40
Mark Chapman	Vice President – Marketing	55
Steven Qiang Liu	Vice President	49

For information on the business backgrounds of Thanh H. Lam and Min Su, see “Directors” under “Election of Directors” above.

Jeffery Chuang was appointed as our Chief Financial Officer on August 22, 2017. Prior to joining the Company, Mr. Chuang served as the managing partner of Z & C CPAs, LLP from June 2011 to August 2017. Mr. Chuang received his Bachelor of Science in Finance from California State University, Northridge in 1997 and his Master of Science in Taxation from Golden Gate University in 2006. Mr. Chuang is a Certified Public Accountant.

Mark Chapman has served as our Vice President of Marketing since June 30, 2011. Mr. Chapman has been in the furniture business for over 40 years. Since 2004, Mr. Chapman has been the Sales Manager for Diamond Bar, our wholly-owned subsidiary acquired in August 2011. Since 1990, Mr. Chapman has served as the Director of Purchasing for various major furniture companies, including: ACE TV Rentals, Central Rents and Day Page. Mr. Chapman received his Bachelor of Science degree in Business Administration Management and Marketing from Augustana College.

Steven Qiang Liu has served as our Vice President since January 2, 2017. Mr. Liu is the chief executive officer and founder of St. Joyal, a company engaged in business investment and development that was founded in 2007. Mr. Liu has extensive experience in banking and business management, including acquisitions and investment oversight. He holds a Bachelor’s Degree in Finance and Economics from Hunan College.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following sets forth information as of April 18, 2024, regarding the number of shares of our common stock beneficially owned by (i) each person that we know beneficially owns 5% or more of our outstanding common stock, (ii) each of our named executive officers, (iii) each of our directors and (iv) all of our executive officers and directors as a group.

The amounts and percentages of our common stock beneficially owned are reported on the basis of SEC rules governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days through the exercise of any stock option, warrant or other right. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Unless otherwise indicated, each of the shareholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our common stock. Except as otherwise indicated, the address of each of the shareholders listed below is: c/o Nova LifeStyle, Inc., 6565 E. Washington Blvd., Commerce, CA 90040.

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As of April 18, 2024, there were 2,422,115 shares of our common stock issued and outstanding.

Name of beneficial owner	Number of shares		Percent of class
Directors and named executive officers
Thanh H. Lam, Chairperson, Chief Executive Officer, President and Director	11,857		*
Jeffery Chuang, Chief Financial Officer	1,400	(1)	*
Min Su, Corporate Secretary and Director	14,400		*
Charlie Huy La, Director	6,485	(2)	*
Umesh Patel, Director	6,000	(3)	*
Ming-Cherng Sky Tsai, Director	-		*
Steven Qiang Liu, Vice President	400,614		16.53%
Directors and executive officers as a group (7 persons)	440,756		18.20%
5% or Greater Shareholders
Web 3.0 SDH BHD(4)	270,000		11.15%
Koo Han Ruey(4)	270,000		11.15%
ATS Brand Sdn Bhd.(5)	300,000		12.39%
Ban Soon Hoe(5)	300,000		12.39%

(1)	Shares beneficially owned include 1,400 shares subject to stock options exercisable as of April 18, 2024.
(2)	Shares beneficially owned include 6,000 shares subject to stock options exercisable as of April 18, 2024.
(3)	Shares beneficially owned include 6,000 shares subject to stock options exercisable as of April 18, 2024.
(4)	Koo Han Ruey is the sole director and shareholder of Web 3.0 SDH BHD. The address for Web 3.0 SDH BHD and Koo Han Ruey is: 2nd Floor, Lot 2805, Block 10, Jalan Tun Ahmad Zaidi Adruce, Central Park Commercial Centre, 93150 Kuching, Sarawak, Malaysia
(5)	Ban Soon Hoe is the sole director and shareholder of ATS Brand Sdn Bhd. The address for ATS Brand Sdn Bhd and Ban Soon Hoe is: 82-15-15, Jalan 2/116B, De Tropicana, Kuchai Entrepreneurs Park, Kuala Lumpur, Malaysia 58200.

* Represents less than 1% of shares outstanding.

NON-EMPLOYEE DIRECTOR COMPENSATION

Director Compensation (excluding Named Executive Officers)

As of December 31, 2023, none of our independent directors has received any compensation from us for serving as our directors, except for the director fees described below. Our directors who are also executive officers of the Company do not receive additional compensation for their services on the Board.

In connection with their respective appointments to the Board of Directors, the Company entered into director agreements with Mr. Tsai, Mr. La and Mr. Patel. Pursuant to the amended agreements and certain board resolutions, the directors receive reimbursement of certain expenses incurred with respect to attendance at board meetings and the following director fees in 2023: (i) $23,530 annually with respect to Mr. Tsai, (ii) $26,049 annually with respect to Mr. Patel, and (iii) $23,530 annually with respect to Mr. La. The Board also approved payment of nominal meeting attendance fees to non-employee directors. The director agreements impose certain customary confidentiality and non-disclosure obligations on the directors.

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The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our non-employee directors for the year ended December 31, 2023.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation Earnings ($)	Non- Qualified Deferred Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Umesh Patel	26,049	-	-	-	-	-	-	26,049
Charlie Huy La	23,530	-	-	-	-	-	-	23,530
Ming-Cherng Sky Tsai	23,530	-	-	-	-	-	-	23,530

Except as set forth above, we do not currently compensate our directors for acting as such, although we may do so for independent directors in the future, including with cash and equity. All directors are eligible to receive reimbursement of expenses incurred with respect to attendance at board meetings. We do not maintain a medical, dental or retirement benefits plan for our independent directors.

Outstanding Equity Awards at Fiscal Year-end

The following tables set forth certain information regarding outstanding stock options held by our directors (excluding our NEOs) as of December 31, 2023.

Name	Outstanding	Vested
Umesh Patel	6,000	6,000
Charlie Huy La	6,000	6,000
Ming-Cherng Sky Tsai	-	-

EXECUTIVE COMPENSATION

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board and serve at the discretion of the Board.

Name	Position	Age
Thanh H. Lam	Chairperson, Chief Executive Officer, President and Director	56
Jeffery Chuang	Chief Financial Officer	54
Min Su	Corporate Secretary, Director	40

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Summary Compensation Table

The following table sets forth information concerning the compensation for the years ended December 31, 2023 and 2022, of each of our named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards		Option Awards	Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)		($)	($)	($)	($)	($)
Thanh H. Lam	2023	110,000	0	0		0	0	0	0	100,000
Chairperson, Chief Executive Officer, President and Director	2022	105,366	0	0		0	0	0	0	105,366
Jeffery Chuang	2023	60,000	0	0		0	0	0	0	60,000
Chief Financial Officer	2022	56,635	0	0		0	0	0	0	56,635
Min Su	2023	96,800	0	5,502	(1)(2)	0	0	0	0	102,302
Corporate Secretary and Director	2022	88,862	0	5,325	(2)(3)	0	0	0	0	94,187

(1) Represents the grant date fair value of the stock award granted to Ms. Su on November 11, 2023, under the 2014 Omnibus Long-Term Incentive Plan (which is described below under the section entitled “Equity Incentive Plan”) computed in accordance with FASB ASC Topic 718.

(2) Represents the grant date fair value of the stock award granted to Ms. Su on November 14, 2022, under the 2021 Omnibus Equity Plan (which is described below under the section entitled “Equity Incentive Plan Plan”) computed in accordance with FASB ASC Topic 718.

(3) Represents the grant date fair value of the stock award granted to Ms. Su on November 14, 2021, under the 2021 Omnibus Equity Plan (which is described below under the section entitled “Equity Incentive Plan Plan”) computed in accordance with FASB ASC Topic 718

Employment Agreements

On May 8, 2018, the Company entered into an employment agreement with Ms. Lam for a term of five years. The employment agreement provides for an annual salary of $100,000 to Ms. Lam as the Chief Executive Officer and President of the Company and annual bonuses at the sole discretion of the Board of Directors. Upon termination of employment, Ms. Lam is entitled to accrued but unpaid salary but no severance. The agreement contains confidentiality, non-competition and non-solicitation covenants in favor of the Company. On December 30, 2021, the Company and Ms. Lam entered into an amendment to the employment agreement which increased her annual salary to $110,000, effective on January 1, 2022. On May 8, 2023, the Company entered into an employment agreement with Ms. Lam for a term of five years. The employment agreement provides for an annual salary of $110,000 to Ms. Lam as the Chief Executive Officer and President of the Company and annual bonuses at the sole discretion of the Board of Directors. Upon termination of employment, Ms. Lam is entitled to accrued but unpaid salary but no severance. The agreement contains confidentiality, non-competition and non-solicitation covenants in favor of the Company.

On August 11, 2021, the Company entered into an employment agreement with Mr. Jeffery Chuang with a term of one year, commencing on August 22, 2021. On December 30, 2021, the Company and Mr. Chuang entered into an amendment to the employment agreement which increased his annual salary to $55,000, effective on January 1, 2022. On August 18, 2022, the Company entered into an employment agreement with Mr. Jeffery Chuang with a term of one year, commencing on August 22, 2022. Pursuant to the agreement, Mr. Chuang is entitled to a base salary of $55,000 per year and reimbursement of certain business expenses. On September 1, 2023, the Company entered into an employment agreement with Mr. Jeffery Chuang with a term of one year, commencing on August 22, 2023, unless earlier terminated by the Company or Mr. Chuang in accordance with its terms. Pursuant to the agreement, Mr. Chuang is entitled to a base salary of $60,000 per year and reimbursement of certain business expenses. Mr. Chuang is eligible for an annual cash bonus at the sole discretion of the Board. Upon termination of employment, Mr. Chuang is entitled to accrued but unpaid salary but no severance. The agreement contains confidentiality, non-competition and non-solicitation covenants in favor of the Company. On December 22, 2023, the Company and Mr. Chuang entered into an amendment to the employment agreement which increased her annual salary to $70,000, effective on January 1, 2024.

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On November 11, 2021, the Company entered into an employment agreement with its Corporate Secretary Ms. Min Su to renew the terms of her employment, effective as of November 14, 2021 with a term of one year, unless earlier terminated by the Company or Ms. Su in accordance with its terms. Pursuant to the agreement, Ms. Su is entitled to: (i) a base salary of $80,000 per year, (ii) a one-time grant of 6,000 shares of common stock, as described below under the section entitled “Share Award and Option Agreements,” and (iii) reimbursement of certain business expenses. Ms. Su is eligible for an annual cash bonus at the sole discretion of the Board. Upon termination of employment, Ms. Su is entitled to accrued but unpaid salary but no severance. The agreement contains confidentiality, non-competition and non-solicitation covenants in favor of the Company. On December 30, 2021, the Company and Ms. Su entered into an amendment to the employment agreement which increased her annual salary to $88,000, effective on January 1, 2022. On November 11, 2022, the Company extended the employment agreement with Ms. Su for one more year with the same terms except for the salary increased to $96,800 per year, effective from November 14, 2022. On November 9, 2023, the Company extended the employment agreement with Ms. Su for one more year with the same terms, effective from November 14, 2023.

We do not have any other arrangements providing for payments or benefits in connection with the resignation, severance, retirement or other termination of any of our named executive officers, and we do not have any arrangements providing for payments or benefits on a change in control of the Company.

Share Award and Option Agreements

We entered into a Stock Option Agreement with Mr. Chuang under 2014 Plan, dated August 12, 2019, pursuant to which Mr. Chuang was granted an option to purchase 1,400 shares of common stock at a per share purchase price of $19.25 per share. The shares subject to the option vested in two equal installments on the date of the Stock Option Agreement and the sixth month anniversary thereof. The option term is 5 years from the date of the grant.

We entered into a Restricted Stock Unit Award Agreement with Ms. Su under 2021 Omnibus Equity Plan, dated November 11, 2021, pursuant to which Ms. Su was awarded 1,200 RSUs. Shares of common stock underlying the RSUs will vest as follows: (i) 300 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 300 shares vested on March 31, 2022; (iii) 300 shares vested on June 30, 2022; and (iv)300 shares vested on September 30, 2022.

We entered into a Restricted Stock Unit Award Agreement with Ms. Su under 2021 Omnibus Equity Plan, dated November 11, 2022, pursuant to which Ms. Su was awarded 1,200 RSUs. Shares of common stock underlying the RSUs vest as follows: (i) 300 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 300 shares vested on March 31, 2023; (iii) 300 shares vested on June 30, 2023; and (iv) 300 shares vested on September 30, 2023.

We entered into a Restricted Stock Unit Award Agreement with Ms. Su under 2021 Omnibus Equity Plan, dated November 9, 2023, pursuant to which Ms. Su was awarded 6,000 RSUs. Shares of common stock underlying the RSUs vest as follows: (i) 1,500 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 1,500 shares vested on March 31, 2024; (iii) 1,500 shares will vest on June 30, 2024; and (iv)1,500 shares will vest on September 30, 2024. If Ms. Su ceases to be providing continuous services to the Company for any reason, any unvested shares will be forfeited.

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Equity Incentive Plan

The Nova Lifestyle, Inc. 2014 Omnibus Long-Term Incentive Plan (the “2014 Plan”) was approved by the stockholders at the 2014 Annual Meeting, effective on May 13, 2014. The 2014 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and performance awards. The Nova Lifestyle, Inc. 2021 Omnibus Equity Plan (the “2021 Plan”) was approved by the stockholders at the 2021 Annual Meeting, effective on April 12, 2021. The 2021 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and unrestricted stock. The Nova Lifestyle, Inc. 2023 Omnibus Equity Plan (the “2023 Plan”) was approved by the stockholders at the 2023 special meeting of the stockholders, effective on June 28, 2023. The 2023 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and unrestricted stock.

During the years ended December 31, 2023 and 2022, the Company granted stock and options to its directors and executive officers.

The Company entered into a Stock Option Agreement with Mr. Chuang under the 2014 Plan, dated August 12, 2019, pursuant to which Mr. Chuang was granted an option to purchase 1,400 shares of common stock at a per share purchase price of $19.25 per share. The shares subject to the option vested in two equal installments on the date of the Stock Option Agreement and the sixth month anniversary thereof. The option term is 5 years from the date of the grant.

The Company entered into a Restricted Stock Unit Award Agreement with Ms. Min Su under the 2021 Plan, dated November 11, 2021, pursuant to which Ms. Su was awarded 1,200 RSUs. Shares of common stock underlying the RSUs will vest as follows: (i) 300 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 300 shares vested on March 31, 2022; (iii) 300 shares vested on June 30, 2022; and (iv)300 shares vested on September 30, 2022.

The Company entered into a Restricted Stock Unit Award Agreement with Ms. Min Su under 2021 Plan, dated November 11, 2022, pursuant to which Ms. Su was awarded ,200 RSUs. Shares of common stock underlying the RSUs vest as follows: (i) 300 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 1,500 shares vested on March 31, 2023; (iii)300 shares vested on June 30, 2023; and (iv)300 shares vested on September 30, 2023.

We entered into a Restricted Stock Unit Award Agreement with Ms. Min Su under 2021 Omnibus Equity Plan, dated November 9, 2023, pursuant to which Ms. Su was awarded 6,000 RSUs. Shares of common stock underlying the RSUs vest as follows: (i) 1,500 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 1,500 shares vested on March 31, 2024; (iii) 1,500 shares will vest on June 30, 2024; and (iv)1,500 shares will vest on September 30, 2024. If Ms. Su ceases to be providing continuous services to the Company for any reason, any unvested shares will be forfeited.

The Company effected a 1 for 5 reverse stock split on , 2019 and all references to shares and per share data have been retroactively restated to reflect such split.

Retirement Plans

We currently do not have any defined contribution plan, defined benefit pension plan, supplemental retirement plan or nonqualified defined contribution plan for our named executive officers and we do not currently intend to establish any such plan.

Clawback Policy

The Board adopted a Clawback Policy on November 15, 2023, in compliance with the requirements of the Dodd-Frank Act, final SEC rules and applicable Nasdaq listing standards, which covers our current and former officers subject to Section 16 of the Exchange Act. Under the Clawback Policy, if there is a restatement of our financial results, the Company will recover any erroneously awarded incentive compensation from such officers during a three-year lookback period. A copy of the Clawback Policy has been filed as an Exhibit of our 2023 Form 10-K.

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Outstanding Equity Awards at 2023 Fiscal Year-End Table

The following table sets forth information concerning the outstanding equity awards for the year ended December 31, 2023 of each of our named executive officers.

	Option Awards					Stock Awards
Name	# of Securities Underlying Unexercised Options - Exercisable	# of Securities Underlying Unexercised Options - Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	# of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: # of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Jeffery Chuang	1,400	0	0	19.25	8/12/2024	0	0	0	0

EQUITY COMPENSATION PLAN INFORMATION

Information about our equity compensation plans that were either approved or not approved by our stockholders is as follows (as of December 31, 2023):

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity compensation plans approved by security holders	245,192	(1)	$17.50	788,912	(2)
Equity compensation plans not approved by security holders	—		$—	—
Total	245,192	(1)	$17.50	788,912	(2)

(1) Granted under our 2014 Omnibus Long-Term Incentive Plan (“2014 Plan”)

(2) Under our 2021 Omnibus Equity Plan, the maximum number of shares of common stock available for issuance is 600,000. As of December 31, 2023, a total of 511,088 shares and/or restricted stock units have been granted pursuant to the 2021 Omnibus Equity Plan. Under our 2023 Omnibus Equity Plan, the maximum number of shares of common stock available for issuance is 800,000. As of December 31, 2023, 100,000 shares and/or restricted stock units have been granted pursuant to the 2023 Omnibus Equity Plan. It also includes 53,344 shares under 2014 Plan due to the unexercised stock options expired in November 2022.

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PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship of “compensation actually paid” (“CAP”) to our principal executive officer (“PEO”) and other named executive officers (“Non-PEO NEOS”) and our performance.

Pay Versus Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Customer Protection Act, and item 402(v) of Regulation S-K promulgated under the Exchange Act, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

For purposes of the tables below, the principal executive officer (“PEO”) and non-PEO named executive officers for 2023 and 2022 are the following:

Year	PEO	Non-PEO named executive officers
2023	Thanh H. Lam	Jeffery Chuang and Min Su
2022	Thanh H. Lam	Jeffery Chuang
2021	Thanh H. Lam	Jeffery Chuang

Year	Summary Compensation table total for PEO (1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(5) ($)	Net Loss(6) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2023	110,000	110,000	81,151	81,151	(93.66)	7,723,257
2022	105,366	105,366	56,635	56,635	(81.93)	17,101,671
2021	100,000	100,000	50,000	50,000	(21.43)	19,962,493

(1)	The dollar amounts reported in column (b) are the amounts of total compensation reported for the PEO for each corresponding year in the “Total” column of the Summary Compensation Table at page 17.
(2)	The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to the PEO, as computed in accordance with Item 402(v) of Regulation S-K. No adjustments were required to be made to the PEO’s total compensation for each year to determine the compensation actually paid pursuant to the requirements of Item 402(v) of Regulation S-K.
(3)	The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s non-PEO named executive officers as a group in the “Total” column of the Summary Compensation Table in each applicable year.
(4)	The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the non-PEO named executive officers as a group, as computed in accordance with Item 402(v) of Regulation S-K. No adjustments were required to be made to average total compensation for the non-PEO named executive officers as a group for each year to determine the compensation actually paid pursuant to the requirements of Item 402(v) of Regulation S-K.
(5)	Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6)	The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year.

Description of Relationships Between Information Presented

In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

COMPENSATION ACTUALLY PAID AND CUMULATIVE TSR

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COMPENSATION ACTUALLY PAID AND NET INCOME

COMPENSATION ACTUALLY PAID AND STOCK PRICE PERFORMANCE

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

On September 30, 2011, Diamond Bar leased a showroom in High Point, North Carolina from the Company’s President who is currently also the Chief Executive Officer and Chairperson of the Board. The lease is renewable and has been renewed each year since 2011. On April 3, 2023, the Company renewed the lease for an additional one year term at a cost of $34,561. During the years ended December 31, 2023 and 2022, the Company recorded rental amounts of $34,561 and $25,921, respectively, which were included in selling expenses.

On January 4, 2018, the Company entered into a sales representative agreement with a consulting firm, which is owned by the President, Chief Executive Officer and Chairperson of the Board, for sales representative service for a term of two years. On January 4, 2020, the Company renewed the agreement for an additional two years which was amended in July 2020. If not terminated during the first year, the agreement will continue until one party or the other terminates the agreement with 30 days written notice. The Company agreed to compensate the consulting firm via commission at predetermined rates of the relevant sales amount. During the years ended December 31, 2023 and 2022, the Company recorded $321,030 and $392,755 as commission expense to this consulting firm, respectively.

There were no other transactions with any related persons (as that term is defined in Item 404 of Regulation S-K) since the beginning of our last fiscal year, or the fiscal year preceding our last fiscal year, or any currently proposed transaction in which we were or are to be a participant and the amount involved was in excess of $120,000 and in which any related person had a direct or indirect material interest.

Since the establishment of the Audit Committee on June 4, 2013, we granted authority for reviewing related party transactions to the Audit Committee to approve or ratify such related party transactions according to its charter. Our Audit Committee reviews related party transactions involving us on an ongoing basis to prevent conflicts of interest. The Audit Committee will review a transaction in light of the affiliations of the director, officer or employee and the affiliations of such person’s immediate family. Transactions shall be presented to the Audit Committee for approval before they are entered into or, if this is not possible, for ratification after the transaction has occurred. If the Audit Committee finds that a conflict of interest exists, then it will determine the appropriate remedial action, if any. The Audit Committee approves or ratifies a transaction if it determines that the transaction is consistent with our best interests.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Commission and to provide us with copies of those filings. Based solely on our review of the copies received by us and on the written representations of certain reporting persons, we believe that all such Section 16(a) filing requirements were timely met during 2023 except that Web 3.0 SDH BHD and its sole director and shareholder Koo Han Ruey did not file Form 3 and Form 4 for acquiring 270,000 shares of the Company on November 16, 2023.

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AUDIT COMMITTEE REPORT

The Audit Committee has furnished the following report on its activities during the fiscal year ended December 31, 2023. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing. The Audit Committee charter sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee charter is posted on our website at www.novalifestyle.com.

The primary function of the Audit Committee is to assist the Board in its oversight and monitoring of our financial reporting and auditing process. Management has primary responsibility for the Company’s financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

The Audit Committee has reviewed and discussed the audited financial statements with our management and representatives of WWC, P.C., our independent registered public accounting firm. The Audit Committee has discussed WWC, P.C.’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (which superseded Statement on Auditing Standards No. 61), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations. The Audit Committee also received the written disclosures and the letter from WWC, P.C. required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence from our management and has discussed with WWC, P.C. its independence. The members of the Audit Committee considered whether the services provided by WWC, P.C., for the year ended December 31, 2023, are compatible with maintaining their independence. The Board has delegated to the Audit Committee the authority to approve the engagement of our independent registered public accounting firm.

Based upon its reviews and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC and the Board approved that recommendation.

Umesh Patel (Chairman)
Ming-Cherng Sky Tsai
Charlie Huy La

April 19, 2024

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SUBMISSION OF SHAREHOLDER PROPOSALS

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive office on or before December 21, 2024. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. You may obtain information on the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is www.sec.gov.

You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing us at the following address: Nova LifeStyle, Inc. 6565 E. Washington Blvd., Commerce, CA 90040, Attn: Corporate Secretary, or by telephoning us at the following number: (323) 888-9999.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which has been filed with the SEC pursuant to the 1934 Act, is included with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Nova LifeStyle, Inc. 6565 E. Washington Blvd., Commerce, CA 90040, Attn: Corporate Secretary, or on the SEC’s internet website at www.sec.gov.

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YOUR VOTE IS IMPORTANT

You are cordially invited to attend the 2024 Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the 2024 Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

April 19, 2024	/s/ Thanh H. Lam
Thanh H. Lam
Chairperson of the Board, President and CEO

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Nova lifestyle inc.

2024 OMNIBUS EQUITY PLAN

ARTICLE 1

GENERAL PROVISIONS

1.1.	PURPOSE OF THE PLAN.

The Nova LifeStyle Inc. 2024 Omnibus Equity Plan has been established by Nova LifeStyle Inc. to (a) attract and retain high caliber employees, directors, consultants and advisors; (b) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (c) provide incentive compensation opportunities that are competitive with those of other similarly-situated companies; and (d) further align Participants’ interests with those of the Corporation’s stockholders through compensation that is based on the Corporation’s common stock; and thereby promote the long-term financial interest of the Corporation, including the growth in value of the Corporation’s equity and enhancement of long-term stockholder return.

Capitalized terms shall have the meanings assigned to such terms in Section 9 of the Plan.

1.2.	TYPES OF AWARDS AVAILABLE UNDER THE PLAN.

The Plan provides for five types of Awards:

Options - the Option Grant Program under which Eligible Persons may be granted Incentive Stock Options or Non-Statutory Stock Options to purchase Shares is set forth in Article 2;

Stock Appreciation Rights - the Stock Appreciation Rights Program under which Eligible Persons may be granted a right to receive the appreciation in the Fair Market Value of Shares in the form of cash or Stock is set forth in Article 3;

Restricted Stock - the Restricted Stock Program under which Eligible Persons may be issued Shares, subject to certain conditions and restrictions, is set forth in Article 4; and

Unrestricted Stock: the Unrestricted Stock Program under which Eligible Persons may be issued Shares, is set forth in Article 5; and

Restricted Stock Units - the Restricted Stock Unit Program under which Eligible Persons may be granted a right to receive Stock upon the satisfaction of certain conditions and restrictions is set forth in Article 6.

The provisions of Articles 1, 7 (to the extent applicable), 8 and 9 apply to each type of Award made under the Plan and govern the interests of all persons under the Plan.

1.3.	ADMINISTRATION OF THE PLAN.

(a)	General Administration. The Plan shall be administered and interpreted by the Committee (as designated pursuant to Paragraph (b)). Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Award Agreements by which Awards shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

(b)	Appointment of Committee. The Board shall appoint the Committee from among its nonemployee members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more nonemployee directors who shall meet all of the following requirements:

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(i)	Disinterested Administration for Rule 16b-3 Exemption. During the period any director is serving on the Committee, he shall (A) not be an officer of the Corporation or a parent or subsidiary of the Corporation, or otherwise currently employed by the Corporation or a parent or subsidiary of the Corporation; (B) not receive compensation, either directly or indirectly, from the Corporation or a parent or subsidiary of the Corporation for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of the Securities Exchange Act of 1934; (C) not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of the Securities Exchange Act of 1934; and (D) not be engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of the Securities Exchange Act of 1934. The requirements of this subsection are intended to comply with Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, and shall be interpreted and construed in a manner which assures compliance with said Rule 16b-3. To the extent said Rule 16b-3 is modified to reduce or increase the restrictions on who may serve on the Committee, the Plan shall be deemed modified in a similar manner;

(ii)	Outside Director. No director serving on the Committee may be a current employee of the Corporation or a former employee of the Corporation (or any corporation affiliated with the Corporation under Code §1504) receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during each taxable year during which the director serves on the Committee. Furthermore, no director serving on the Committee shall be or have ever been an officer of the Corporation (or any Code §1504 affiliated corporation), or shall receive remuneration (directly or indirectly) from such a corporation in any capacity other than as a director.

(iii)	Independent Director Rule for Stock Exchange. During the period any director is serving on the Committee, he shall satisfy all requirements to qualify as an independent director for purposes of the rules of the exchange on which the Stock is traded.

(c)	Organization. The Committee may select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum. Actions may be taken by a majority of the Committee at a meeting or by unanimous written consent of all Committee members in lieu of a meeting. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

(d)	Powers of Committee. The Committee may make one or more Awards under the Plan to a Participant. The Committee shall decide which Eligible Persons shall receive an Award and when to grant an Award, the type of Award that it shall grant and the number of Shares covered by the Award. The Committee shall also decide the terms, conditions, performance criteria, restrictions and other provisions of the Award. The Committee may grant a single Award or an Award in combination with another Award(s) to a Participant. The Committee may grant an Award as an alternate to or replacement of an existing Award under the Plan or award under any other compensation plan or arrangement of the Corporation or a Related Corporation, including a plan of any entity acquired by the Corporation or a Related Corporation, upon the cancellation of the existing award; provided, that such grant of an alternate or replacement Award may be made only if the alternate or replacement Award does not constitute a repricing of the existing award (as limited by Section 1.5(c) of the Plan). In making Award decisions, the Committee may take into account the nature of services rendered by the individual, the individual’s present and potential contribution to the Corporation’s success and such other factors as the Committee, in its sole discretion, deems relevant.

The Committee shall interpret the Plan, establish and rescind any rules and regulations relating to the Plan, decide the terms and provisions of any Award Agreements made under the Plan, and determine how to administer the Plan. The Committee also shall decide administrative methods for the exercise of Stock Options. Each Committee decision shall be final, conclusive and binding on all parties.

(e)	Delegation by Committee. Unless prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or some of its responsibilities and powers to any one or more of its members. The Committee also may delegate some or all of it administrative duties and powers to any Employee, including officers.

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(f)	Information to be Furnished to Committee. The records of the Corporation and Related Corporations as to an Eligible Person’s or Participant’s employment, termination of employment, performance of Services, termination of Services, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be manifestly incorrect. Participants and other persons entitled to benefits under the Plan must, as a condition to the receipt or settlement of any Award hereunder, furnish the Committee with such evidence, data or information as the Committee reasonably considers desirable to carry out the terms of the Plan.

(g)	Indemnification. In addition to such other rights of indemnification that they have as members of the Board or the Committee, the Corporation shall indemnify the members of the Committee (and any designees of the Committee, as permitted under Paragraph (e)), to the extent permitted by applicable law, against reasonable expenses (including, without limitation, attorney’s fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award awarded hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles of incorporation or the bylaws of the Corporation relating to indemnification of the members of the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to such matters as to which it is adjudged in such action, suit or proceeding that such Committee member or members (or their designees) did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation.

1.4.	ELIGIBILITY.

The persons eligible to participate in this Plan (“Eligible Persons”) are as follows:

(a)	Employees. Employees (including Employees who are members of the Board and Employees who reside in countries other than the United States), provided that awards of Incentive Stock Options shall only be made to Employees.

(b)	Outside Directors. Non-Employee members of the Board or the board of directors of any Related Corporation.

(c)	Consultants. Other consultants and independent advisors who provide bona-fide services to the Corporation (or any Related Corporation).

(d)	New Hires. Persons who have been offered employment by the Corporation or a Related Corporation, provided that such a prospective Employee may not be granted an Incentive Stock Option until he or she becomes an Employee and may not receive any payment or exercise any right relating to an Award until such person begins employment with the Corporation or the Related Corporation.

1.5	STOCK SUBJECT TO THE PLAN.

(a)	Shares Available for Issuance.

(i)

Reserve. The Stock issuable under the Plan shall be Shares of authorized but unissued or reacquired Stock, including Shares repurchased by the Corporation as treasury shares. The maximum number of Shares available for issuance under the Plan shall be 3,000,000 Shares.

(ii)	Share Use. Any Shares granted under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for issuance pursuant to new Awards granted under the Plan. To the extent any Shares covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. However, should the Exercise Price of an Option under the Plan be paid with Shares or should Shares otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise or vesting of an Award under the Plan, then such number of Shares shall be treated for purposes of this Paragraph as having been issued to the holder and shall not be available for subsequent issuance under the Plan. Notwithstanding the above, Shares repurchased by the Company using stock option exercise proceeds and the total number of Shares underlying a SAR granted and exercised under the Plan whether or not a SAR is settled cash or Shares, or a combination thereof, shall not be available for subsequent issuance under the Plan.

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(iii)	Individual Participant Limitations. The maximum aggregate cash amount payable under the Plan for any Awards intended to constitute performance-based compensation to any Participant in any single calendar year shall not exceed $1,000,000. Subject to adjustment as provided in Paragraph (b) below, the maximum aggregate number of Shares (including Options, SARs, Restricted Stock, and RSUs) that may be granted to any Participant in any calendar year shall be 1,000,000 Shares.

(b)	Adjustment to Shares and Awards.

(i)	Recapitalization. If the Corporation is involved in a corporate transaction or any other event which affects the Shares (including, without limitation, any recapitalization, reclassification, reverse or forward stock split, stock dividend, extraordinary cash dividend, split-up, spin-off, combination or exchange of shares), then the Committee shall adjust Awards to preserve the benefits or potential benefits of the Awards as follows:

(1)	The Committee shall take action to adjust the number and kind of Shares that are issuable under the Plan and the maximum limits for each type of grant;

(2)	The Committee shall take action to adjust the number and kind of Shares subject to outstanding Awards;

(3)	The Committee shall take action to adjust the Exercise Price or base price of outstanding Options and Stock Appreciation Rights; and

(4)	The Committee shall make any other equitable adjustments.

Only whole Shares shall be issued in making the above adjustments. Further, the number of Shares available under the Plan or the number of Shares subject to any outstanding Awards shall be the next lower number of Shares, so that fractions are rounded downward. Any adjustment to or assumption of ISOs under this Section shall be made in accordance with Code §424. If the Corporation issues any rights to subscribe for additional Shares pro rata to holders of outstanding Shares of the class or classes of stock then set aside for the Plan, then each Participant shall be entitled to the same rights on the same basis as holders of outstanding Shares with respect to such portion of the Participant’s Award as is exercised on or prior to the record date for determining stockholders entitled to receive or exercise such rights.

(ii)	Reorganization. If the Corporation is part of any reorganization involving merger, consolidation, acquisition of the Common Stock or acquisition of the assets of the Corporation, the Committee, in its discretion, may decide that:

(1)	any or all outstanding Awards shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of Shares subject to each such Award would have been entitled;

(2)	any or all outstanding Options or SARs shall become immediately fully exercisable (to the extent permitted under federal or state securities laws) and shall remain exercisable for the remaining term of the Options or SARs under the terms of the Plan;

(3)	any or all Options or SARs shall become immediately fully exercisable (to the extent permitted under federal or state securities laws) and shall be terminated after giving at least 30 days’ notice to the Participants to whom such Options or SARs have been granted; and/or

(4)	any or all unvested Restricted Stock Units AND Restricted Stock on which restrictions have not yet lapsed shall become immediately fully vested, nonforfeitable and payable.

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(iii)	Limits on Adjustments. Any issuance by the Corporation of stock of any class other than the Stock, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to any Award, except as specifically provided otherwise in this Plan. The grant of Awards under the Plan shall not affect in any way the right or authority of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Plan shall be conclusive.

(c)	No Repricings. Except in connection with a corporate transaction involving the Corporation (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of Shares), the terms of outstanding Awards may not be amended to reduce the Exercise Price of outstanding Options or the base price of SARs or to cancel outstanding Options or SARS in exchange for cash, other awards or Options or SARs with an Exercise Price or base price that is less than the Exercise Price of the original Options or base price of the original SARs without stockholder approval.

ARTICLE 2

OPTION GRANT PROGRAM

2.1	TERMS.

The grant of an Option entitles the Participant to purchase the number of Shares designated in the Award Agreement for such Option at an Exercise Price established by the Committee. Options may be either Incentive Stock Options or Non-Statutory Stock Options, as determined in the discretion of the Committee. Each Option shall be evidenced by and conditional on an Award Agreement in the form approved by the Committee, which Award Agreement shall specify whether the Option is an ISO or NSO. No ISO may be granted to any person more than ten (10) years after the Effective Date of the Plan. Award Agreements need not be identical, but shall include (through incorporation of provisions hereof, by reference in the Award Agreements, or otherwise) the terms specified below and be subject to the provisions of the Plan applicable to such Options.

To the extent that the aggregate Fair Market Value of the Shares (determined as of the respective date or dates of grant), subject to ISOs granted to any Participant under the Plan and any other option plan of the Corporation or any Related Corporation that first become exercisable in any calendar year, including any ISOs which become exercisable on an accelerated basis during such year, exceeds the sum of One Hundred Thousand Dollars ($100,000), such excess Options shall be treated as NSOs.

2.2	VESTING.

Each Option shall vest and become exercisable at such time or times, during such period, and for such number of Shares as shall be determined by the Committee and set forth in the Award Agreement evidencing the Option; provided that no Option may be exercisable after the expiration of ten (10) years (or, in the case of an ISO granted to a 10% Stockholder, five (5) years) from the date of grant. Vesting may be conditioned on the continued performance of Services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

2.3	EXERCISE PRICE.

The Exercise Price shall be fixed by the Committee, provided that the Exercise Price for any Option shall never be less than one hundred percent (100%) (or, in the case of a 10% Stockholder receiving an ISO, 110%) of the Fair Market Value per share of Stock on the Option grant date.

2.4	METHOD OF EXERCISE.

The Participant may exercise the Option by delivering a written notice of exercise to the Corporation, in the form and manner designated by the Committee. The notice shall be effective only if accompanied by payment of the Exercise Price in full. The Committee shall have the discretion to provide that the Exercise Price may be payable, to the extent permitted by applicable law, in one or more of the forms specified below:

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(a)	Cash/Check. Cash or check made payable to the Corporation;

(b)	Shares Owned. By delivery to the Corporation of Shares owned by the Participant (by either actual delivery of Shares or by attestation, with such Shares valued at Fair Market Value as of the day of exercise) with such documentation as the Committee may require or in such other manner as the Committee may require;

(c)	Share Withholding. By withholding Shares that would otherwise be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price;

(d)	Cashless Exercise. By cashless exercise through delivery of irrevocable instructions to a broker to promptly deliver to the Corporation the amount of proceeds from a sale of Shares having a Fair Market Value equal to the Exercise Price; and/or

(e)	Other Forms. In any other form of legal consideration that may be acceptable to the Committee, so long as it does not result in the deferral of recognition of income or a “deferral of compensation” within the meaning of Code §409A.

2.5	SETTLEMENT OF AWARD.

The Corporation shall deliver Shares as soon as practicable after the Corporation’s receipt of the Participant’s properly completed notice of exercise and payment in full of the Exercise Price as described in Section 2.4. Such Shares shall be subject to such conditions as the Committee may establish, except that such conditions may not cause the deferral of recognition of income.

2.6	CANCELLATION AND REGRANT OF OPTIONS.

The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Participant, the cancellation of any or all outstanding Options under the Option Grant Program and to grant in substitution new Options covering the same or different number of Shares which might have an Exercise Price per Share no less than the Fair Market Value per Share on the new grant date. The cancellation and grant need not be simultaneous.

ARTICLE 3

STOCK APPRECIATION RIGHTS PROGRAM

3.1	TERMS.

A Stock Appreciation Right (“SAR”) entitles the Participant to receive, with respect to each Share subject to the SAR, the appreciation in the Fair Market Value over a base price established by the Committee (as determined below), payable in cash or Stock, or a combination of both, as determined by the Committee at the time of payment. Each SAR shall be evidenced by an Award Agreement in the form approved by the Committee. Award Agreements evidencing SARs need not be identical, but shall include (through incorporation of provisions hereof, by reference in the Award Agreements, or otherwise) the terms specified below and be subject to the provisions of the Plan applicable to such SARs.

3.2	VESTING.

The SAR shall cover a specified number of Shares and shall vest and become exercisable upon such terms and conditions as the Committee shall establish; provided that no SAR may be exercisable more than ten (10) years after the date of grant unless otherwise determined by the Committee and set forth in the Award Agreement. Vesting may be conditioned on the continued performance of Services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

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3.3	VALUE.

The base price in effect for Shares covered by a SAR shall be determined by the Committee at the time of grant. In no event, however, may the base price per Share be less than the Fair Market Value per Share on the grant date. The Participant will receive upon exercise of the SAR an amount equal to the excess of the Fair Market Value of a Share on the surrender date over the base price of a Share (the “Spread”) multiplied by the number of Shares covered by the SAR Award. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide at the time it grants a SAR that the Spread covered by such SAR may not exceed a specified amount.

3.4	METHOD OF EXERCISE.

The Participant may exercise the SAR by delivering a written notice of exercise to the Corporation, in the form and manner designated by the Committee.

3.5	SETTLEMENT OF AWARD.

To the extent the Committee determines that the Participant will receive cash upon exercise of a SAR, the Corporation shall deliver the cash amount which becomes due upon exercise of a SAR as soon as administratively practicable after the Corporation’s receipt of the Participant’s properly completed notice of exercise. To the extent the Committee determines that Shares will be delivered to the Participant upon exercise of a SAR, the Shares shall be subject to such conditions, restrictions and contingencies as the Committee may establish, except that such conditions may not cause the deferral of recognition of income.

ARTICLE 4

RESTRICTED STOCK PROGRAM

4.1	TERMS.

A Restricted Stock Award is a grant of Shares subject to conditions and restrictions as determined by the Committee. Each Restricted Stock Award shall be evidenced by an Award Agreement in the form approved by the Committee. Award Agreements evidencing Restricted Stock Awards need not be identical, but shall include (through incorporation of provisions hereof, by reference in the Award Agreements, or otherwise) the terms specified below and be subject to the provisions of the Plan applicable to such Restricted Stock Awards.

4.2	LAPSE OF RESTRICTIONS.

Each Restricted Stock Award shall be, for the applicable Period of Restriction determined by the Committee, subject to such conditions, restrictions and contingencies as the Committee shall determine. Lapse of restrictions may be conditioned on the continued performance of Services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

4.4	SHARE ESCROW/LEGENDS.

(a)	Legend. Unless the certificate representing shares of the Restricted Stock are deposited with a custodian (as described in subparagraph (b) below), each certificate shall bear the following legend (in addition to any other legend required by law):

“The transferability of this certificate and the shares represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Nova LifeStyle Inc. 2024 Omnibus Equity Plan and a Restricted Stock Agreement dated __________, ____, between ________________ and Nova LifeStyle Inc. The Plan and the Restricted Stock Agreement are on file in the office of the Corporate Secretary of Nova LifeStyle Inc.”

Such legend shall be removed or canceled from any certificate evidencing shares of Restricted Stock as of the date that such Shares become nonforfeitable.

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(b)	Deposit with Custodian. As an alternative to delivering a stock certificate to the Participant, the Committee may deposit or transfer such Shares electronically to a custodian designated by the Committee. The Committee shall cause the custodian to issue a receipt for the Shares to the Participant for any Restricted Stock so deposited. The custodian shall hold the Shares and deliver the same to the Participant in whose name the Restricted Stock evidenced thereby are registered only after such Shares become nonforfeitable.

ARTICLE 5

UNRESTRICTED STOCK PROGRAM

The Committee may, in its sole discretion, award Unrestricted Stock to any Participant as a stock bonus or otherwise pursuant to which such Participant may receive shares of Stock free of restrictions or limitations that would otherwise be applied under Section 4 of this Plan.

ARTICLE 6

RESTRICTED STOCK UNIT (RSU) PROGRAM

6.1	TERMS.

A Restricted Stock Unit Award entitles the Participant to receive Shares upon the vesting of the Award. Each Restricted Stock Unit Award shall be evidenced by an Award Agreement in the form approved by the Committee. Subject to the terms of the Plan, Restricted Stock Units may be granted to Participants in such amounts and upon such terms and at any time and from time to time, as shall be determined by the Committee. Award Agreements evidencing Restricted Stock Unit Awards need not be identical, but shall include (through incorporation of provisions hereof, by reference in the Award Agreements, or otherwise) the terms specified below and be subject to the provisions of the Plan applicable to Restricted Stock Unit Awards.

6.2	VESTING.

Each Restricted Stock Unit shall be subject to such vesting conditions, restrictions and contingencies as the Committee shall determine and set forth in the Award Agreement evidencing the RSU. Vesting may be conditioned on the continued performance of Services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

6.3	SETTLEMENT OF AWARD.

As soon as practicable following the date each Restricted Stock Unit vests, the Corporation shall deliver to the Participant the Share underlying such Restricted Stock Unit, subject to such conditions, restrictions and contingencies as the Committee may establish.

ARTICLE 7

PERFORMANCE-BASED COMPENSATION

7.1	AWARDS OF PERFORMANCE-BASED COMPENSATION.

At its discretion, the Committee may make Awards to Participants intended to comply with the performance-based compensation. In such event, the number of Shares becoming exercisable or transferable or amounts payable with respect to grants of Options, Stock Appreciation Rights, and/or awards of Restricted Stock, Unrestricted Stock or Restricted Stock Units may be determined based on the attainment of written performance goals based on the performance measures set forth in Section 7.2 and which have been approved by the Committee for a specified performance period. The performance goals shall state, in terms of an objective formula or standard, the method of computing the amount of compensation payable to the Participant if the goal is attained.

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7.2	PERFORMANCE MEASURES.

Performance measures may include the following: (i) earnings before all or any taxes (“EBT”); (ii) earnings before all or any of interest expense, taxes, depreciation and amortization (“EBITDA”); (iii) earnings before all or any of interest expense, taxes, depreciation, amortization and rent (“EBITDAR”); (iv) earnings before all or any of interest expense and taxes (“EBIT”); (v) net earnings; (vi) net income; (vii) operating income or margin; (viii) earnings per share; (ix) growth; (x) return on stockholders’ equity; (xi) capital expenditures; (xii) expenses and expense ratio management; (xiii) return on investment; (xiv) improvements in capital structure; (xv) profitability of an identifiable business unit or product; (xvi) profit margins; (xvii) stock price; (xviii) market share; (xvix) revenues; (xx) costs; (xxi) cash flow; (xxii) working capital; (xxiii) return on assets; (xxiv) economic value added; (xxv) industry indices; (xxvi) peer group performance; (xxvii) regulatory ratings; (xxviii) asset quality; (xxix) gross or net profit; (xxx) net sales; (xxxi) total stockholder return; (xxxii) sales (net or gross) measured by product line, territory, customers or other category; (xxxiii) earnings from continuing operations; (xxxiv) net worth; (xxxv) levels of expense, receivables, cost or liability by category, operating unit or any other delineation, or any other measures approved by the Committee. Performance Measures may relate to the Corporation and/or one or more of its affiliates, one or more of its divisions or units or any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee determines. In addition, the performance measures may be calculated without regard to extraordinary items.

7.3	PERFORMANCE-BASED COMPENSATION COMMITTEE AND CERTIFICATION.

Awards intended to be performance-based compensation shall be granted by a committee of “outside directors.” Pursuant to the provisions of Section 1.3(d) hereof, the Committee may establish a subcommittee, if necessary, to make such grants. Any payment of compensation with respect to an Award that is intended to be performance-based compensation will be, subject to the written certification of the Committee that the performance measures were satisfied prior to the payment of the performance-based compensation. This written certification may include the approved minutes of the Committee meeting in which the certification is made.

ARTICLE 8

RULES APPLICABLE TO ALL AWARDS

8.1	TERMINATION OF SERVICE.

Unless otherwise determined by the Committee and included in the Participant’s Award Agreement, in the event that a Participant’s Service with the Corporation and all Related Corporations is terminated for any reason, all Awards held by the Participant which are unexercised or have not yet vested as of such date shall expire, terminate, and become unexercisable as of such termination date, provided, however, that if the Participant’s Service terminates for reasons other than Cause, all outstanding vested Options and SARs held by the Participant as of his or her termination date shall continue to be exercisable until the earlier of the expiration of their term or the date that is three months after such termination date.

8.2	ACCELERATION OF VESTING.

The Committee shall have complete discretion, subject to the terms of the Plan, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to accelerate the vesting of or lapse of restrictions on any Award.

8.3	EXTENSION OF EXERCISE PERIOD.

The Committee shall have complete discretion, subject to the terms of the Plan, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to extend the period of time for which the Option or SAR is to remain exercisable following the Participant’s termination of Service from the limited exercise period otherwise in effect for that Option or SAR to such greater period of time as the Committee shall deem appropriate, but in no event beyond the expiration of the Option or SAR term, and/or to permit the Option or SAR to be exercised, during the applicable post-termination exercise period, not only with respect to the number of vested Shares for which such Option or SAR is exercisable at the time of the Participant’s termination of Service but also with respect to one or more additional installments in which the Participant would have vested had the Participant continued in Service. Such an extension may result in recharacterization of an ISO as a Non-Statutory Stock Option.

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8.4	TRANSFERABILITY.

All rights with respect to an Award granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as designated by the Participant by will or by the laws of descent and distribution; provided, however, that the Committee shall have the discretion to provide that an Award other than an ISO may, in connection with the Participant’s estate plan, be assigned in whole or in part during the Participant’s lifetime to a trust established exclusively for one or more members of the Participant’s immediate family. The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate. Any assignment shall not affect the Participant’s obligations to satisfy applicable tax withholding as described herein. The Participant may also designate in writing one or more persons as the beneficiary or beneficiaries of his or her outstanding Awards, and those Awards shall, except to the extent that any lifetime transfer as provided herein, automatically be transferred to such beneficiary or beneficiaries upon the Participant’s death while holding those Awards. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Corporation, and will be effective only when filed by the Participant in writing with the Corporation during the Participant’s lifetime. In the absence of any such designation, benefits under an Award remaining unpaid at the Participant’s death shall be paid to the Participant’s estate. A beneficiary or beneficiaries shall take the transferred Awards subject to all the terms and conditions of the applicable Award Agreement, including (without limitation) the limited time period during which any Award may be exercised following the Participant’s death.

8.5	STOCKHOLDER RIGHTS.

Except as otherwise provided by the Committee in the Award Agreement, the Participant (or his or her beneficiaries) holding an Award shall have no stockholder rights with respect to the Shares subject to the Award until he or she has received and become a holder of record of the Shares underlying the Award or, in the case of Restricted Stock, all restrictions have lapsed.

8.6	TAX WITHHOLDING.

(a)	Conditions on Delivery of Stock. The Corporation’s obligation to deliver Shares under the Plan shall, to the extent required by Federal, state, local or foreign law, be subject to the satisfaction of all applicable Federal, state, local and foreign income and employment tax withholding requirements (or, in the case of Restricted Stock, the making of arrangements satisfactory to the Corporation regarding such payment). Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy such withholding requirements.

(b)	Tender of Shares. The Committee may, in its discretion, provide any or all Participants granted Non-Statutory Stock Options, SARs, Restricted Stock, Unrestricted Stock, or RSUs settled in Stock under the Plan with the right to use Shares in satisfaction of all or part of the applicable withholding taxes to which such Participants may become subject in connection with the exercise of their Options or SARs, the vesting of their Restricted Stock, or the settlement of their Restricted Stock Units or other Awards in Stock. Such right may be provided to any such Participant in either or both of the following formats:

(i)	The election to have the Corporation withhold, from the Shares otherwise issuable upon the exercise of the NSO or SAR, the vesting of the Restricted Stock, or the settlement of Restricted Stock Units or other Awards in Stock, a portion of those Shares with an aggregate Fair Market Value equal to the percentage of the applicable withholding taxes (not to exceed the minimum required by law) designated by the Participant.

(ii)	The election to deliver to the Corporation, at the time the NSO or SAR is exercised, the Restricted Stock vests, or the Restricted Stock Units or other Awards are settled in Stock, one or more Shares previously acquired by such Participant (other than in connection with the Option or SAR exercise, Restricted Stock vesting or Restricted Stock Units or other Awards in Stock settlement triggering the withholding taxes) with an aggregate Fair Market Value equal to the percentage of the withholding taxes (not to exceed the minimum required by law) designated by the Participant.

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ARTICLE 9

DEFINITIONS

The following definitions shall be in effect under the Plan:

9.1 Award Agreement shall mean a written document setting forth the terms and provisions applicable to an Award granted to a Participant under the Plan, and is a condition to the grant of an Award hereunder.

9.2 Awards shall mean any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Options, SARs, Restricted Stock, Unrestricted Stock and Restricted Stock Units.

9.3 Board shall mean the Corporation’s Board of Directors.

9.4 Cause shall mean the commission of any act of fraud, embezzlement or dishonesty by the Participant, any act or omission by such person constituting a breach or default under any written or oral agreement between such person and the Corporation (or any Related Corporation), any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Related Corporation), or any other intentional act by such person adversely affecting the business or affairs of the Corporation (or any Related Corporation) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Related Corporation) may consider as grounds for the dismissal or discharge of any Participant or other person in the Service of the Corporation (or any Related Corporation).

9.5 Change of Control shall mean the first of the following events to occur:

(a)	The acquisition by any one person or more than one person acting as a group (within the meaning of Treasury Regulation §1.409A-3(i)(5)(v)(B)), other than the Corporation, any Related Corporation, or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Related Corporation, (a “Person”) of any of stock of the Corporation that, together with stock held by such Person, constitutes more than 50% of the total fair market value or total voting power of the stock of the Corporation. For purposes of this Paragraph (a), the following acquisitions shall not constitute a Change of Control: (i) the acquisition of additional stock by a Person who is considered to own more than 50% of the total fair market value or total voting power of the stock of the Corporation, (ii) any acquisition in which the Corporation does not remain outstanding thereafter and (iii) any acquisition pursuant to a transaction which complies with Paragraph (c) below. An increase in the percentage of stock owned by any one Person as a result of a transaction in which the Corporation acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this Paragraph;

(b)	The replacement of individuals who, as of the date hereof, constitute a majority of the Board, during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of the appointment or election, provided that, if the Corporation is not the relevant corporation for which no other corporation is a majority stockholder for purposes of Treasury Regulation §1.409A-3(i)(5)(iv)(A)(2), this Paragraph (b) shall be applied instead with respect to the members of the board of the directors of such relevant corporation for which no other corporation is a majority stockholder;

(c)	The acquisition by any one person or more than one person acting as a group (within the meaning of Treasury Regulation §1.409A-3(i)(5)(vi)(D)), other than the Corporation, a Related Corporation or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Related Corporation, during the 12-month period ending on the date of the most recent acquisition by such by such person or persons, of ownership of stock of the Corporation possessing 30% or more of the total voting power of the stock of the Corporation. For purposes of this Paragraph (c), the following acquisitions shall not constitute a Change of Control: (i) the acquisition of additional control by a person or more than one person acting as a group who are considered to effectively control the Corporation within the meaning of Treasury Regulation §1.409A-3(i)(5)(vi) and (ii) any acquisition pursuant to a transaction which complies with Paragraph (a); or

(d)	The acquisition by any individual person or more than one person acting as a group (within the meaning of Treasury Regulation §1.409A-3(i)(5)(vii)(C)), other than a transfer to a related person within the meaning of Treasury Regulation §1.409A-3(i)(5)(vii)(B), during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Corporation that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Corporation immediately prior to such acquisition(s). For purposes of this Paragraph (d), “gross fair market value” means the value of the assets of the Corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

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The above definition of “Change of Control” shall be interpreted by the Board, in good faith, to apply in a similar manner to transactions involving partnerships and partnership interests, and to comply with Code §409A and official guidance issued thereunder from time to time.

9.6 Code shall mean the Internal Revenue Code of 1986, as amended.

9.7 Committee shall mean the particular entity, whether the Committee or the Board, which is authorized to administer the Plan, to the extent such entity is carrying out its administrative functions under the Plan.

9.8 Corporation shall mean Nova LifeStyle Inc., a Nevada corporation, and any corporate successor to all or substantially all of the assets or voting stock of Nova LifeStyle Inc. which shall by appropriate action adopt the Plan.

9.9 Disability shall mean, unless otherwise provided in the Award Agreement or in an employment, change of control or similar agreement in effect between the Participant and the Corporation or Related Corporation, the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Corporation or a Related Corporation.

9.10 Effective Date shall mean the date the Plan is adopted by the Board.

9.11 Eligible Persons shall mean persons eligible to participate in the Plan, as described in Section 1.4.

9.12 Employee shall mean an employee of the Corporation (or any Related Corporation).

9.13 Exercise Price shall mean the per Share exercise price of an Option as determined under Article 2 of the Plan.

9.14 Fair Market Value per Share on the relevant date shall mean, if the Shares are duly listed on a national securities exchange or on The Nasdaq Stock Market, the closing price of the Stock on the relevant date, or, if there are no sales on such date, on the next preceding day on which there were sales, or if the Shares are not so listed, the fair market value of the Shares for the relevant date, as determined by the Committee in good faith and in compliance with Code §409A.

9.15 Incentive Stock Option or ISO shall mean an Option that is intended to qualify as, and that satisfies the requires applicable to, an “incentive stock option” described in Code § 422(b).

9.16 Non-Statutory Stock Option or NSO shall mean an Option that is not intended to be, or does not qualify as, an Incentive Stock Option.

9.17 Option shall mean a right to acquire Stock of the Corporation pursuant to a Non-Statutory Stock Option or Incentive Stock Option granted under Article 2 of the Plan.

9.18 Participant shall mean any Eligible Person who receives an Award under the Plan, and includes those former Eligible Persons who have certain post-termination rights under the terms of an Award granted under the Plan.

9.19 Reserved.

9.20 Period of Restriction shall mean the period(s) during which the transfer of an Award or the Shares subject to an Award is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion) or the Shares are subject to a substantial risk of forfeiture, pursuant to the terms of this Plan or the applicable Award Agreement.

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9.21 Plan shall mean the Nova LifeStyle Inc. 2024 Omnibus Equity Plan, as set forth in this document.

9.22 Related Corporation shall mean any affiliate of the Corporation; provided, however, that with respect to any ISO and for purposes of the definition of 10% Stockholder, “Related Corporation” shall mean any Corporation during any period in which it is a “parent corporation” (as that term is defined in Code §424(e)) with respect to the Corporation or a “subsidiary corporation” (as that term is defined in Code §424(f)) with respect to the Corporation.

9.23 Restricted Stock shall mean a grant of Shares granted under Article 4 of the Plan that is subject to such conditions, restrictions and contingencies as the Committee determines and sets forth in the applicable Award Agreement.

9.24 Restricted Stock Unit or RSUs shall mean a right to receive Shares upon satisfaction of certain vesting requirements pursuant to Article 6 of the Plan.

9.25 Service shall mean the performance of services for the Corporation (or any Related Corporation) by a person in the capacity of an Employee, a non-Employee member of the board of directors, or a consultant or independent advisor, except to the extent otherwise specifically provided in the Award Agreement.

9.26 Shares or Stock shall mean Shares of common stock of the Corporation, par value $0.001 per share.

9.27 Stock Appreciation Rights or SARs shall mean a right to receive the appreciation in the Fair Market Value of Shares, as granted under Article 3 of the Plan.

9.28 10% Stockholder shall mean the owner of stock (as determined under Code §424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Related Corporation).

ARTICLE 10

MISCELLANEOUS

10.1	EFFECTIVE DATE AND TERM OF PLAN.

(a)	Effective Date. The Plan shall become effective immediately upon its adoption by the Board, subject to approval by the stockholders of the Corporation at the first annual meeting of stockholders held following the adoption by the Board, or any special meeting of the stockholders duly called. Options may be granted under the Option Grant Program at any time on or after the Effective Date. However, until the stockholders approve the Plan, no Options or SARs granted under the Plan may be exercised, no Restricted or Unrestricted Stock shall be issued under the Plan and no Award may be settled in Stock under the Plan. If stockholder approval is not obtained within twelve (12) months after the Effective Date, then all Awards shall be null and void.

(b)	Termination Date. The Plan shall terminate upon the earliest to occur of (i) the tenth (10th) anniversary of the Plan’s effective date, or (ii) the date on which all Shares available for issuance under the Plan shall have been issued as fully-vested Shares. Should the Plan terminate on the tenth (10th) anniversary of the Effective Date, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the applicable Award Agreements.

10.2	AMENDMENT OF PLAN.

(a)	Amendment and Termination By the Board. Subject to Paragraph (b) below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or to terminate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination. The Committee may amend any Award Agreement that it previously has authorized under the Plan and the applicable Participant; provided, however, that no Award Agreement may be amended to reprice or constructively reprice any Award.

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(b)	Restrictions on Amendment and Termination. Notwithstanding the provisions of Paragraph (a) above, the following restrictions shall apply to the Board’s authority under Paragraph (a) above:

(i)	Prohibition Against Adverse Effects on Outstanding Awards. No addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of the Participants who have outstanding Awards without the consent of such Participants;

(ii)	Stockholder Approval Required for Certain Modifications. No modification or amendment of the Plan may be made without the prior approval of the stockholders of the Company if (i) such modification or amendment would cause the applicable portions of the Plan to fail to qualify as an ISO plan pursuant to Code §422, (ii) such modification or amendment would materially increase the benefits accruing to participants under the Plan, (iii) such modification or amendment would materially increase the number of securities which may be issued under the Plan, or (iv) such modification or amendment would materially modify the requirements as to eligibility for participation in the Plan. Clauses (ii), (iii) and (iv) of the preceding sentence shall be interpreted in accordance with the provisions of paragraph (b)(2) of Rule 16b-3 of the 1934 Act. Stockholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting, or by the written consent in lieu of a meeting of the holders of a majority of the outstanding voting stock or such greater number of shares of voting stock as may be required by the Company’s articles or certificate of incorporation and bylaws and by applicable law; provided, however, that for modifications described in clauses (ii), (iii) and (iv) above, such stockholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act as required by paragraph (b)(2) of Rule 16b-3 of the 1934 Act.

10.3	CONTINUING SECURITIES LAW COMPLIANCE; LEGENDS.

The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, and to such approvals by any governmental agencies or national securities exchanges as may be required. If at any time on or after the Effective Date, the Committee, in its discretion, shall determine that the requirements of any applicable federal or state securities laws should fail to be met, no Shares issuable under Awards and no Options or SARs shall be exercisable until the Committee has determined that these requirements have again been met. The Committee may suspend the right to exercise an Options or SAR at any time when it determines that allowing the exercise and issuance of Shares would violate any federal or state securities or other laws, and may provide that any time periods to exercise the Option or SAR are extended during a period of suspension. With respect to “Insiders,” transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Securities Exchange Act of 1934. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Each Award Agreement and each certificate representing securities granted pursuant to the Plan (including securities issuable pursuant to the terms of derivative securities) may bear such restrictive legend(s) as the Corporation deems necessary or advisable under applicable law, including Federal and state securities laws. If any Award is made to a Participant who is subject to the Corporation’s policy regarding trading of its Stock by its officers and directors and Shares are scheduled to be delivered under the Plan to the Participant on a day (the “original distribution date”) that does not occur during a “window period” applicable to the Participant, as determined by the Corporation in accordance with such policy, then the Corporation can choose not to deliver such Shares on such original distribution date and instead to deliver such Shares on the first day of the next “window period” applicable to the Participant pursuant to such policy, but in no event later than the March 15 following the close of the calendar year in which such Shares were no longer subject to a substantial risk of forfeiture (within the meaning of Code §409A).

14

10.4	LIQUIDATION OF THE CORPORATION.

In the event of the complete liquidation or dissolution of the Corporation, any outstanding Awards granted under this Plan shall be deemed automatically canceled without any action on the part of the Corporation and without regard to or limitation by any other provision of the Plan.

10.5	NO EMPLOYMENT/SERVICE RIGHTS.

Nothing in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Related Corporation employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s Service at any time for any reason, with or without Cause.

10.6	RULES OF CONSTRUCTION.

For all purposes of this Plan, except as otherwise expressly provided:

(a)	all accounting terms not otherwise defined herein have the meanings ascribed thereto under U.S. generally accepted accounting principles;

(b)	all references in this Plan to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of the body of this Plan except to the extent identified as references to sections or subsections of the Code;

(c)	the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Plan as a whole and not to any particular Article, Section or other subdivision;

(d)	whenever the words “include,” “includes” or “including” are used in this Plan, they shall be deemed to be followed by the words “without limitation”;

(e)	whenever this Plan refers to a number of days, such number shall refer to calendar days unless business days are expressly specified;

(f)	a reference to any legislation or to any provision of any legislation shall include such legislation, as amended through the date hereof, and all subsequent amendments or modification thereto or re-enactment thereof, any legislative provision substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto; and

(g)	except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

10.7	UNFUNDED STATUS OF PLAN.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Corporation, nothing set forth herein shall give any such Participant any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or a payment in lieu of or with respect to Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

15

10.8	AWARDS TO PARTICIPANTS OUTSIDE THE UNITED STATES.

The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. Such authorization shall extend to and include establishing one or more separate sub-plans which include provisions not inconsistent with the Plan that comply with statutory or regulatory requirements imposed by the foreign country or countries in which the Participant resides.

10.9	SEVERABILITY.

In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

10.10	GOVERNING LAW.

To the extent not preempted by United States Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Nevada.

16

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1a. Thanh H. Lam	☐	☐	☐
1b. Huy La	☐	☐	☐
1c. Umesh Patel	☐	☐	☐
1d. Ming-Cherng Sky Tsai	☐	☐	☐
1e. Min Su	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. Ratification of appointment of WWC, P.C. as our independent registered public accounting firm.	☐	☐	☐
3. To adopt and approve Nova Lifestyle, Inc. 2024 Omnibus Equity Plan.	☐	☐	☐
4. By non-binding vote, approval of the compensation of the Company's named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000642661_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

NOVA LIFESTYLE, INC.
Annual Meeting of Stockholders
May 31, 2024 11:00 AM PDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Thanh H. Lam as proxy, with the power to appoint her substitute, and hereby authorizes her to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of NOVA LIFESTYLE, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, PDT on May 31, 2024, at the offices of NOVA LIFESTYLE, INC., located at 6565 E. Washington Blvd., Commerce, CA 90040, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000642561_2 R1.0.0.6